UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Colonial Financial Services, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[LETTERHEAD OF COLONIAL FINANCIAL SERVICES, INC.]

July 14, 2011

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of Colonial Financial Services, Inc.  The Annual Meeting will be held at the executive offices of Colonial Bank, FSB, 2745 S. Delsea Drive, Vineland, New Jersey 08360 on August 18, 2011, at 3:00 p.m., local time.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted.  During the Annual Meeting we will also report on the operations of Colonial Financial Services, Inc.  Also enclosed for your review is our Annual Report to Stockholders, which contains detailed information concerning our activities and operating performance.

The business to be conducted at the Annual Meeting consists of the election of two directors, the ratification of the appointment of ParenteBeard LLC as independent registered public accounting firm for the year ending December 31, 2011 and the approval of the Colonial Financial Services, Inc. 2011 Equity Incentive Plan.  The Board of Directors has determined that the matters to be considered at the Annual Meeting are in the best interest of Colonial Financial Services, Inc. and its stockholders, and the Board of Directors unanimously recommends a vote “FOR” each matter to be considered.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting.  This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting.  Your vote is important, regardless of the number of shares that you own.

Sincerely,

/s/ Edward J. Geletka

Edward J. Geletka
President and Chief Executive Officer

Colonial Financial Services, Inc.
2745 S. Delsea Drive
Vineland, New Jersey 08360
(856) 205-0058

NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
To Be Held On August 18, 2011

Notice is hereby given that the Annual Meeting of Stockholders of Colonial Financial Services, Inc. will be held at the executive offices of Colonial Bank, FSB, 2745 S. Delsea Drive, Vineland, New Jersey 08360, on August 18, 2011 at 3:00 p.m., local time.

A Proxy Card and Proxy Statement for the Annual Meeting are enclosed.

The Annual Meeting is for the purpose of considering and acting upon:

1.	the election of two directors;
2.	the ratification of the appointment of ParenteBeard LLC as independent registered public accounting firm for the year ending December 31, 2011;
3.	the approval of the Colonial Financial Services, Inc. 2011 Equity Incentive Plan; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof.  The Board of Directors is not aware of any other business to come before the Annual Meeting.

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on the date or dates to which the Annual Meeting may be adjourned.  Stockholders of record at the close of business on June 30, 2011 are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.  ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED.  A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF COLONIAL FINANCIAL SERVICES, INC. A WRITTEN REVOCATION OR A DULY EXECUTED PROXY CARD BEARING A LATER DATE.  ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING.  HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE IN PERSON AT THE ANNUAL MEETING.

By Order of the Board of Directors

/s/ Joseph M. Sidebotham

Joseph M. Sidebotham Corporate Secretary
Vineland, New Jersey
July 14, 2011

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

PROXY STATEMENT

Colonial Financial Services, Inc.
2745 S. Delsea Drive
Vineland, New Jersey 08360
(856) 205-0058

ANNUAL MEETING OF STOCKHOLDERS
August 18, 2011

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Colonial Financial Services, Inc. to be used at the Annual Meeting of Stockholders, which will be held at the executive offices of Colonial Bank FSB, 2745 S. Delsea Drive, Vineland, New Jersey 08360, on August 18, 2011, at 3:00 p.m., local time, and all adjournments of the Annual Meeting.  The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about July 14, 2011.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below.  Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof.  Proxies solicited on behalf of the Board of Directors of Colonial Financial Services, Inc. will be voted in accordance with the directions given thereon.  Where no instructions are indicated, validly executed proxies will be voted “FOR” the proposals set forth in this Proxy Statement for consideration at the Annual Meeting.

Proxies may be revoked by sending written notice of revocation to the Secretary of Colonial Financial Services, Inc. at the address shown above, delivering a later-dated proxy card or by attending the Annual Meeting and voting in person.  The presence at the Annual Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of Colonial Financial Services, Inc. prior to the voting of such proxy.  If you are a stockholder whose shares are not registered in your name, you will need appropriate documentation from your record holder to vote in person at the Annual Meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Except as otherwise noted below, holders of record of Colonial Financial Services, Inc.’s shares of common stock, par value $0.01 per share, as of the close of business on June 30, 2011 are entitled to one vote for each share then held.  As of June 30, 2011, there were 4,188,456 shares of common stock issued and outstanding.  The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting.

As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR all nominees proposed by the Board, to WITHHOLD authority for all nominees or to vote FOR ALL EXCEPT one or more of the nominees being proposed.  Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld.

As to the ratification of ParenteBeard LLC as the independent registered public accounting firm, by checking the appropriate box, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on such ratification.  The affirmative vote of a majority of the votes cast at the Annual Meeting, without regard to either broker non-votes, or shares as to which the “ABSTAIN” box has been selected on the proxy card, is required for the ratification of ParenteBeard LLC as the independent registered public accounting firm for the year ending December 31, 2011.

As to the approval of the Colonial Financial Services, Inc. 2011 Equity Incentive Plan, by checking the appropriate box, a stockholder may: (i) vote FOR the approval; (ii) vote AGAINST the approval; or (iii) ABSTAIN from voting on such matter.  The affirmative vote of a majority of the votes cast at the Annual Meeting, without regard to either broker non-votes, or shares as to which the “ABSTAIN” box has been selected on the proxy card, is required for the approval of the Colonial Financial Services, Inc. 2011 Equity Incentive Plan.

As provided in Section D of Article 5 of our Articles of Incorporation, persons who beneficially own in excess of 10% of the outstanding shares of our common stock are not entitled to vote any shares held in excess of the 10% limit. Subject to certain exceptions, a person is deemed to beneficially own shares owned by an affiliate of, as well as by persons acting in concert with, such person. The Board of Directors of Colonial Financial Services, Inc. is authorized to construe and apply the provisions of Section D of Article 5 of the Articles of Incorporation, and to make all determinations it deems necessary or desirable to implement them, including determining the number of shares beneficially owned by any person, and to demand certain information from any person who is reasonably believed to beneficially own stock in excess of the 10% limit and reimbursement for all expenses incurred by Colonial Financial Services, Inc. in connection with an investigation conducted by the Board of Directors pursuant to the provisions of Article 5, Section D of the Articles of Incorporation.

Persons and groups who beneficially own in excess of 5% of the shares of common stock are required to file certain reports with Colonial Financial Services, Inc. and the Securities and Exchange Commission regarding such ownership.  The following table sets forth, as of June 30, 2011, the shares of common stock beneficially owned by each person who was known to us as the beneficial owner of more than 5% of the outstanding shares of common stock.

	Amount of Shares
	Owned and Nature	Percent of Shares
Name and Address of	of Beneficial	of Common Stock
Beneficial Owners	Ownership (1)	Outstanding

Grace and White, Inc.	333,243(2)	7.96%
515 Madison Ave., Suite 1700
New York, New York 10022

Colonial Bank FSB Employee Stock Ownership Plan	246,652	5.89%
2745 S. Delsea Drive
Vineland, New Jersey 08360

Lawrence B. Seidman	233,239(3)	5.57%
100 Misty Lane, 1st Floor
Parsippany, New Jersey 07054

(1)
Under regulations promulgated pursuant to the Securities Exchange Act of 1934, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2)	Based on information contained in a Schedule 13G/A filed on February 1, 2011 with information as of December 31, 2010.
(3)	Based on information contained in a Schedule 13D filed on December 22, 2010.

PROPOSAL I — ELECTION OF DIRECTORS

Our Board of Directors is comprised of seven members.  Our Bylaws provide that directors are divided into three classes, with one class of directors elected annually.  Our directors are generally elected to serve for a three-year period and until their respective successors shall have been elected and shall qualify.  Two directors will be elected at the Annual Meeting to serve for a three-year period and until their respective successors shall have been elected and shall qualify.  The Nominating Committee of the Board of Directors has nominated the following persons to serve as directors for three-year terms: Albert A. Fralinger, Jr. and John Fitzpatrick.  Each individual is currently a director of Colonial Financial Services, Inc.

The table below sets forth certain information regarding the nominees, the other current members of our Board of Directors, and executive officers who are not directors, including the terms of office of board members.  It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to any nominee) will be voted at the Annual Meeting for the election of the proposed nominees.  If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may determine.  At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected.

Name	Position(s) Held With Colonial Financial Services, Inc.	Age (1)	Director Since (2)	Current Term Expires	Shares Beneficially Owned (3)	Percent of Class

NOMINEES

Albert A. Fralinger, Jr.	Chairman of the Board	78	1971	2011	70,692(4)	1.7%
John Fitzpatrick, CPA	Director	47	2005	2011	15,700(5)	*

CONTINUING BOARD MEMBERS

John J. Bailey	Director	56	2011	2012	500	*
Gregory J. Facemyer, CPA	Vice Chairman of the Board	55	1994	2012	50,784(6)	1.2%
Edward J. Geletka	President, Chief Executive Officer and Director	49	2001	2013	81,048(7)	1.9%
Hugh J. McCaffrey	Director	53	2010	2013	8,573(8)	*
Paul J. Ritter, III	Director	50	2010	2013	5,805(9)	*

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

L. Joseph Stella, III	Executive Vice President and Chief Financial Officer	53	N/A	N/A	43,236(10)	1.0%
William F. Whelan	Executive Vice President and Chief Operations Officer	58	N/A	N/A	19,080(11)	*
Richard W. Dapp	Senior Vice President and Chief Credit Officer	56	N/A	N/A	38,442(12)	*

All Directors and Executive Officers as a Group (11 persons)					333,860(13)	9.5%

*	Less than 1%.
(1)	As of December 31, 2010.
(2)	Includes service with Colonial Bank, FSB, Colonial Bankshares, Inc. and Colonial Financial Services, Inc.
(3)	As of the voting record date.
(4)
Includes 9,399 shares held by Mr. Fralinger’s spouse, 817 unvested shares awarded under our 2006 Stock-based Incentive Plan as to which he has voting but not dispositive power and exercisable options to purchase 8,330 shares.

(5)	Includes 817 unvested shares awarded under our 2006 Stock-based Incentive Plan as to which Mr. Fitzpatrick has voting but not dispositive power and exercisable options to purchase 8,330 shares.
(6)
Includes 9,399 shares held in Mr. Facemyer’s profit sharing plan, 817 unvested shares awarded under our 2006 Stock-based Incentive Plan as to which he has voting but not dispositive power and exercisable options to purchase 8,330 shares.

(7)
Includes 13,580 shares held in Mr. Geletka’s account in Colonial Bank, FSB’s 401(k) Plan, 5,522 shares allocated to Mr. Geletka under Colonial Bank, FSB’s employee stock ownership plan as of December 31, 2010, 3,002 shares held by Mr. Geletka’s spouse, 3,195 unvested shares awarded under the Company’s 2006 Stock-based Incentive Plan as to which he has voting but not dispositive power and exercisable options to purchase 33,460 shares.

(8)	Includes 1,634 unvested shares awarded under our 2006 Stock-based Incentive Plan as to which Mr. McCaffrey has voting but not dispositive power.
(9)	Includes 469 shares held by Mr. Ritter’s spouse and 1,634 unvested shares awarded under our 2006 Stock-based Incentive Plan as to which he has voting but not dispositive power.
(10)
Includes 13,795 shares held in Mr. Stella’s account in Colonial Bank, FSB’s 401(k) plan, 4,065 shares allocated to Mr. Stella under Colonial Bank, FSB’s employee stock ownership plan as of December 31, 2010, 845 shares held jointly with Mr. Stella’s spouse, 1,597 unvested shares awarded under our 2006 Stock-based Incentive Plan as to which he has voting but not dispositive power and exercisable options to purchase 16,541 shares.

(footnotes continue on following page)

(continued from previous page)

(11)
Includes 4,703 shares held in Mr. Whelan’s account in Colonial Bank, FSB’s 401(k) plan, 2,849 shares allocated to Mr. Whelan under Colonial Bank, FSB’s employee stock ownership plan as of December 31, 2010, 1,127 unvested shares awarded under our 2006 Stock-based Incentive Plan as to which he has voting but not dispositive power and exercisable options to purchase 9,022 shares.

(12)
Includes 5,420 shares held in Mr. Dapp’s account in Colonial Bank, FSB’s 401(k) plan, 2,593 shares allocated to Mr. Dapp under Colonial Bank, FSB’s employee stock ownership plan as of December 31, 2010, 1,127 unvested shares awarded under our 2006 Stock-based Incentive Plan as to which he has voting but not dispositive power and exercisable options to purchase 9,022 shares.

(13)	Includes 62,949 shares of common stock beneficially owned by Frank M. Hankins, Jr., who retired effective May 19, 2011.

As described in a prior filing by Colonial Financial Services, Inc. with the Securities and Exchange Commission, on May 19, 2011, Colonial Financial Services, Inc. and Colonial Bank, FSB entered into an agreement (the “Agreement”) with John J. Bailey, Lawrence B. Seidman, 2514 Multi-Strategy Fund, LP, a Florida limited partnership, Broad Park Investors, LLC, a Delaware limited liability company, CBPS, LLC, a New York limited liability company, LSBK06-08, LLC, a New Jersey limited liability company, Seidman and Associates, LLC, a New Jersey limited liability company, Seidman Investment Partnership, LP, a New Jersey limited partnership, and Seidman Investment Partnership II, LP, a New Jersey limited partnership (such entities, together with Mr. Seidman, the “Seidman Entities”), pursuant to which Mr. Bailey has been appointed to the Boards of Directors of Colonial Financial Services, Inc. and Colonial Bank, FSB for an initial term ending at the 2012 annual meetings of stockholders of Colonial Financial Services, Inc. and Colonial Bank, FSB, respectively.

Pursuant to the Agreement, Colonial Financial Services, Inc. will be required to nominate Mr. Bailey to its Board of Directors and to recommend to Colonial Financial Services, Inc.’s stockholders the election of Mr. Bailey at Colonial Financial Services, Inc.’s annual meeting of stockholders, subject to the exercise of each director’s fiduciary duties, so long as the Seidman Entities beneficially own at least 5.0% of the outstanding shares of common stock of Colonial Financial Services, Inc.  Likewise, as long as the Seidman Entities own at least 5.0% of the outstanding shares of Colonial Financial Services, Inc., Colonial Financial Services, Inc. will take the necessary steps to have Mr. Bailey continue to be elected as a director of Colonial Bank, FSB.

Except for the Agreement or otherwise as indicated herein, there are no arrangements or understandings between any of the nominees or continuing directors and any other person pursuant to which such nominees or continuing directors were selected.

Directors and Executive Officers

The biographies of each of the nominees, continuing board members and executive officers are set forth below.  With respect to directors and nominees, the biographies also contain information regarding the person’s business experience and the experiences, qualifications, attributes or skills that caused the Nominating Committee and the Board of Directors to determine that the person should serve as a director.  Each director is also a director of Colonial Bank, FSB.

Directors

John J. Bailey is the 100% owner and managing member of Bailey Financial Consulting, LLC, a multi-dimensional business management consulting company.  Formed in 1993, Bailey Financial Consulting, LLC addresses the specific financial and strategic management needs of middle market companies.  Beyond providing traditional management consulting services, Bailey Financial has negotiated significant debt restructurings with banks, banking regulators (FDIC, OTS, OCC and RTC) and the corporate purchasers of distressed debt from these regulators.  Prior to 1993, Mr. Bailey worked for financial institutions in the commercial lending departments responsible for new commercial business efforts and shared responsibility for non-performing loans and underperforming assets.  Mr. Bailey’s experience as a consultant to businesses and his experience in banking as a commercial lender provide the board of directors with in-depth knowledge of business risks and commercial loan workouts.  Mr. Bailey’s term expires in 2012.

Albert A. Fralinger, Jr. is the Chairman and Chief Financial Officer of Fralinger Engineering, a civil engineering firm that he founded in 1960.  Mr. Fralinger has more than 40 years of experience as chief executive of his own company, and his experience as a civil engineer assists Colonial Bank, FSB in decision-making related to branch establishment and construction.  He has served as Chairman on various boards including the Delaware River and Bay Authority and the South Jersey Regional Health System.  Mr. Fralinger has lived in the community in which Colonial Bank, FSB operates for over 60 years.  Mr. Fralinger is being nominated for a three-year term that expires in 2014.

Gregory J. Facemyer, CPA, has been a self-employed certified public accountant since 1980.  Mr. Facemyer is a Township Committeeman in Hopewell Township, and has lived in the community in which Colonial Bank, FSB operates for over 50 years.  Mr. Facemyer’s experience as a certified public accountant qualifies him as an “audit committee financial expert” for purposes of the rules and regulations of the Securities and Exchange Commission.  Mr. Facemyer has a three-year term that expires in 2012.

Edward J. Geletka has served as the President and Chief Executive Officer of Colonial Bank, FSB since 2000, and has been employed by Colonial Bank, FSB in a variety of positions since 1987.  Mr. Geletka has over 30 years of banking experience.  During his tenure as President and Chief Executive Officer, Colonial Bank, FSB has grown in assets from $125 million at December 31, 1999, to over $568 million at December 31, 2009.  Mr. Geletka’s direct experience in managing the operations and employees of Colonial Bank, FSB provides the board of directors with insight into our operations, and his position on the board of directors provides a clear and direct channel of communication from senior management to the full Board and alignment on corporate strategy.   Mr. Geletka has lived in the community in which Colonial Bank, FSB operates for over 45 years.  Mr. Geletka has a three-year term that expires in 2013.

John Fitzpatrick, CPA, is the President of Premier Accounting Services, of Pitman, New Jersey, formerly called Fitzpatrick & McIlvaine, CPAs PC, which he founded in 1992.  Mr. Fitzpatrick’s experience as a certified public accountant qualifies him as an “audit committee financial expert” for purposes of the rules and regulations of the Securities and Exchange Commission.   Mr. Fitzpatrick has lived in the community in which Colonial Bank, FSB operates for over 40 years.  Mr. Fitzpatrick is being nominated for a three-year term that expires in 2014.

Hugh J. McCaffrey is the sole owner of Southern New Jersey Steel Company, a steel contracting company serving New Jersey, Pennsylvania and Delaware.  Mr. McCaffrey has held a principal position in Southern New Jersey Steel Company since 1992.  Mr. McCaffrey’s current position provides the board of directors with insight into construction trends and economic developments affecting the State of New Jersey and the communities in which we operate, as well as in-depth knowledge related to labor and compensation issues.  Mr. McCaffrey has a three-year term that expires in 2013.

Paul J. Ritter, III is the President and Chief Executive Officer of Cumberland Insurance Group, a property and casualty insurance company serving New Jersey, Pennsylvania, Maryland and Delaware.  Mr. Ritter has been employed by Cumberland Insurance Group since 1999.  From 1991 to 1999, Mr. Ritter was employed by Farmers and Merchants National Bank, located in Bridgeton, New Jersey, serving as Senior Vice President, Chief Financial Officer and Corporate Secretary.  Mr. Ritter was also Treasurer of Southern Jersey Bancorp of Delaware, Inc., the holding company for Farmers and Merchants National Bank.  Mr. Ritter is also an attorney, who was in private practice from 1988 to 1991.  Mr. Ritter’s experience as a chief executive officer and chief financial officer, both with an insurance company and a financial institution, provides the board of directors with in-depth knowledge related to financial reporting, budgeting and strategic planning, risk management, managing investment portfolios and regulatory examination and reporting.  Mr. Ritter has a three-year term that expires in 2013.

Executive Officers Who are Not Directors

L. Joseph Stella, III, CPA has served as Executive Vice President and Chief Financial Officer of Colonial Bank, FSB since March 1999.

William F. Whelan was appointed Executive Vice President and Operations Officer in January 2007.  He was appointed Senior Vice President of Colonial Bank, FSB in July 2005.  Mr. Whelan was previously the Chief Executive Officer of St. Joseph’s Carpenter Society, a charitable organization that constructs housing units, and worked for that organization from 2001 until 2005.  From 1974 until 2001, Mr. Whelan worked for financial institutions in numerous positions.  Mr. Whelan has served as a Cumberland County Freeholder since 2008.

Richard W. Dapp has served as Senior Vice President and Chief Credit Officer of Colonial Bank, FSB since July 2004.  From November 2003 to July 2004, Mr. Dapp served as Vice President/Chief Commercial Lending Officer for Franklin Savings Bank, Pilesgrove, New Jersey.  From June 2001 to November 2002, Mr. Dapp served as Cumberland County Regional Vice President for Commerce Bank, NA, Vineland, New Jersey.

Board Independence

The Board of Directors has determined that each of Colonial Financial Services, Inc.’s directors, with the exception of Mr. Geletka, is “independent” as defined in Rule 4200(a)(15) of the listing standards of the NASDAQ Stock Market.  In determining the independence of the directors listed above, the Board of Directors reviewed the following transactions, which are not required to be reported under “—Transactions With Certain Related Persons,” below.  During the year ended December 31, 2010, Colonial Bank, FSB paid $6,901 to Fralinger Engineering for site work for a branch office.  Chairman Albert Fralinger, Jr. is Chairman and Chief Financial Officer of Fralinger Engineering.  He also has a personal mortgage loan and a business mortgage loan with Colonial Bank, FSB.  Director Paul J. Ritter, III has an outstanding mortgage loan and home equity loan with Colonial Bank, FSB. A company of which director Hugh J. McCaffrey is the sole owner has a line of credit with Colonial Bank, FSB.

Board Leadership Structure and Risk Oversight

Our Board of Directors is chaired by Albert A. Fralinger, Jr., who is a non-executive director. This structure ensures a greater role for the independent directors in the oversight of Colonial Financial Services, Inc. and Colonial Bank, FSB and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of the Board.

The Board of Directors is actively involved in oversight of risks that could affect Colonial Financial Services, Inc. This oversight is conducted primarily through committees of the Board of Directors, but the full Board of Directors has retained responsibility for general oversight of risks. The Board of Directors satisfies this responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within Colonial Financial Services, Inc.  Risks relating to the direct operations of Colonial Bank, FSB are further overseen by the Board of Directors of Colonial Bank, FSB, who are the same individuals who serve on the Board of Directors of Colonial Financial Services, Inc.  The Board of Directors of Colonial Bank, FSB also has additional committees that conduct risk oversight.  Further, the Board of Directors oversees risks through the establishment of policies and procedures that are designed to guide daily operations in a manner consistent with applicable laws, regulations and risks acceptable to the organization, such as the requirement that all loans in excess of $300,000 must be submitted to the full board of directors for approval.

Section 16(a) Beneficial Ownership Reporting Compliance

Our executive officers and directors and beneficial owners of greater than 10% of the outstanding shares of common stock are required to file reports with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership of our common stock.  Securities and Exchange Commission rules require disclosure if an executive officer, director or 10% beneficial owner fails to file these reports on a timely basis.  Based on our review of ownership reports required to be filed for the year ended December 31, 2010, no executive officer, director or 10% beneficial owner of our shares of common stock failed to file ownership reports on a timely basis.

Code of Ethics

Colonial Financial Services, Inc. has adopted a Code of Ethics that is applicable to its senior financial officers, including the principal executive officer, principal financial officer, principal accounting officer and all officers performing similar functions.  The Code of Ethics has been filed with the Securities and Exchange Commission as Exhibit 14 to the Annual Report on Form 10-K for the year ended December 31, 2010 (File No. 001-34817).  Colonial Bank, FSB has posted this code of ethics on its Internet website at www.colonialbankfsb.com

Meetings and Committees of the Board of Directors

The business of Colonial Financial Services, Inc. is conducted at regular and special meetings of the Board and its committees.  In addition, the “independent” members of the Board of Directors (as defined in the listing standards of the NASDAQ Stock Market) meet in executive sessions.  The standing committees of the Board of Directors of Colonial Financial Services, Inc. are the Audit, Compensation and Nominating Committees.  The entire Board of Directors acts with respect to compensation decisions upon recommendations from the Compensation Committee, although the President and Chief Executive Officer does not participate with respect to decisions on his compensation.

During the year ended December 31, 2010, the Board of Directors met at 13 regular meetings and one special meeting.  No member of the Board or any committee thereof attended fewer than 75% of the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which he has been a director); and (ii) the total number of meetings held by all committees of the board on which he served (during the periods that he served).

Audit Committee.  The Audit Committee is comprised of Directors Facemyer (who serves as Chairman), Fitzpatrick and Ritter.  The Board of Directors has determined that each of Messrs. Facemyer and Fitzpatrick qualifies as an “audit committee financial expert.”  Information with respect to the experience of Messrs. Facemyer and Fitzpatrick is included in — “Directors and Executive Officers.”  Each member of the Audit Committee is “independent” in accordance with the listing standards of the Nasdaq Stock Market.

Our Board of Directors has adopted a written charter for the Audit Committee, which is available at www.colonialbankfsb.com.  As more fully described in the Audit Committee Charter, the Audit Committee reviews the financial records and affairs of Colonial Financial Services, Inc. and monitors adherence in accounting and financial reporting to accounting principles generally accepted in the United States of America.  The Audit Committee met four times during the year ended December 31, 2010.

Nominating Committee.  The Nominating Committee consists of Directors Facemyer, McCaffrey and Ritter, each of whom is independent, in accordance with the listing standards of the Nasdaq Stock Market.  The Nominating Committee operates under a written charter which is available on its Internet website at www.colonialbankfsb.com.  The Nominating Committee met once during the year ended December 31, 2010.

The board of directors and the nominating committee does not have a formal policy or specific guidelines regarding diversity among board members.  However, the nominating committee and the board of directors seek members who represent a mix of backgrounds and experiences that will enhance the quality of the board of directors’ deliberations and decisions.  As the holding company for a community bank, the board of directors also seeks directors who can continue to strengthen Colonial Bank, FSB’s position in its community and can assist Colonial Bank, FSB with business development through business and other community contacts.  The board of directors believes it should be comprised of persons with skills in areas such as:

●	finance, insurance and accounting;

●	sales and marketing;

●	strategic planning;

●	organization leadership;
●	legal; and

●	government and governmental relationships.

The Nominating Committee identifies nominees by first evaluating the current members of the board of directors willing to continue in service.  Current members of the board of directors with skills and experience that are relevant to Colonial Financial Services, Inc.’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the board with that of obtaining a new perspective.  If there were a vacancy on the board of directors because any member of the board of directors does not wish to continue in service or if the Nominating Committee decides not to re-nominate a member for re-election, the Nominating Committee would determine the desired skills and experience of a new nominee (including a review of the skills set forth above), solicit suggestions for director candidates from all board members and may engage in other search activities.  In addition to the skills noted above, candidates should possess certain attributes, including integrity and a devotion to ethical behavior, a primary interest in the well-being of Colonial Financial Services, Inc., a capacity for independent judgment, good business acumen, the capacity to protect confidential information, an ability to work as a member of a team and a willingness to evaluate other points of view.  In addition to examining a candidate’s qualifications in light of the above attributes, the Nominating Committee would consider the following:  the overall character of the candidate and any existing or potential conflict of interest; the candidate’s willingness to serve and ability to devote the time and effort required; the candidate’s record of leadership; and the ability to develop business for Colonial Financial Services, Inc.

In accordance with our Bylaws, a person is not qualified to serve as director if he or she: (1) is under indictment for, or has ever been convicted of, a criminal offense involving dishonesty or breach of trust and the penalty for such offense could be imprisonment for more than one year, (2) is a person against whom a banking agency has, within the past ten years, issued a cease and desist order for conduct involving dishonesty or breach of trust and that order is final and not subject to appeal, or (3) has been found either by a regulatory agency whose decision is final and not subject to appeal or by a court to have (i) breached a fiduciary duty involving personal profit, or (ii) committed a willful violation of any law, rule or regulation governing banking, securities, commodities or insurance, or any final cease and desist order issued by a banking, securities, commodities or insurance regulatory agency.  In addition, no person may serve on the board of directors and at the same time be a director or officer of another co-operative bank, credit union, savings bank, savings and loan association, trust company, bank holding company or banking association (in each case whether chartered by a state, the federal government or any other jurisdiction) that has an office in any county in which we or any of our subsidiaries has an office, or in any county contiguous to any county in which we or any of our subsidiaries has an office.  During the year ended December 31, 2010, we did not pay a fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees for director.

The Nominating Committee may consider qualified candidates for director suggested by our stockholders.  Stockholders can suggest qualified candidates for director by writing to our Corporate Secretary at 2745 S. Delsea Drive, Vineland, New Jersey 08360.  The Corporate Secretary must receive a submission not less than 150 days prior to the anniversary date of our proxy materials for the preceding year’s annual meeting.  The submission must include the following:

●	A statement that the writer is a stockholder and is proposing a candidate for consideration by the Nominating Committee;

●
The name and address of the stockholder as such information appears on Colonial Financial Services, Inc.’s books, and the number of shares of Colonial Financial Services, Inc.’s common stock that are owned beneficially by such stockholder.  If the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required;

●
The name, address and contact information for the candidate, and the number of shares of common stock of Colonial Financial Services, Inc. that are owned by the candidate.  If the candidate is not a holder of record, appropriate evidence of the stockholder’s ownership will be required;

●	A statement of the candidate’s business and educational experience;

●	Such other information regarding the candidate as would be required to be included in Colonial Financial Services, Inc.’s proxy statement pursuant to Securities and Exchange Commission Regulation 14A;

●	A statement detailing any relationship between the candidate and any customer, supplier or competitor of Colonial Financial Services, Inc. or its affiliates;

●	Detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

●	A statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

There have been no material changes to these procedures since they were previously disclosed in the proxy statement for our 2010 annual meeting of stockholders. Submissions that are received and that satisfy the above requirements are forwarded to the Chairman of the Nominating Committee for further review and consideration.  A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in “Advance Notice Of Business To Be Conducted At An Annual Meeting.”

Audit Committee Report

The Audit Committee has issued a report that states as follows:

●	We have reviewed and discussed with management our audited consolidated financial statements for the year ended December 31, 2010;

●
We have discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication With Audit Committees” as amended; and

●
We have received the written disclosures and the letter from the independent registered public accounting firm required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence,” and have discussed with the independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2010 for filing with the Securities and Exchange Commission.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Colonial Financial Services, Inc. specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

This report has been provided by the Audit Committee:

Gregory J. Facemyer, CPA	John Fitzpatrick, CPA	Paul J. Ritter

Compensation Committee

The Compensation Committee of the board of directors of Colonial Financial Services, Inc. is responsible for developing compensation guidelines and for recommending the compensation for the Chief Executive Officer, the Chief Financial Officer and other senior executive officers.  The Compensation Committee consists of Messrs. Fitzpatrick (who serves as Chairman), Facemyer and McCaffrey.  No member of the Compensation Committee is a current or former officer or employee of Colonial Financial Services, Inc., Colonial Bank, FSB or any subsidiary.  Each of the members is independent as defined in the listing standards of the Nasdaq Stock Market.  For the year ended December 31, 2010, all Compensation Committee decisions were submitted to the full board of directors for review; however, Mr. Geletka did not participate in the consideration of his compensation.  During the year ended December 31, 2010, the Compensation Committee met one time.

The Compensation Committee operates under a charter, which can be found at our website, www.colonialbankfsb.com.  This charter sets forth the responsibilities of the Compensation Committee and reflects the Compensation Committee’s commitment to create a compensation structure that not only compensates senior management but also aligns the interests of senior management with those of our stockholders.

Our goal is to determine appropriate compensation levels that will enable us to meet the following objectives:

●	To attract, retain and motivate an experienced, competent executive management team;

●	To reward the executive management team for the enhancement of stockholder value based on our annual earnings performance and the market price of our stock;

●	To provide compensation rewards that are adequately balanced between short-term and long-term performance goals;

●	To encourage ownership of our common stock through stock-based compensation to all levels of management; and

●	To maintain compensation levels that are competitive with other financial institutions, particularly those in our peer group based on asset size and market area.

The Compensation Committee considers a number of factors in their decisions regarding executive compensation, including, but not limited to, the level of responsibility and performance of the individual executive officers, the overall performance of Colonial Financial Services, Inc. and a peer group analysis of compensation paid at institutions of comparable size and complexity.  The Compensation Committee also considers the recommendations of the Chief Executive Officer with respect to the compensation of executive officers other than the Chief Executive Officer.

 The base salary levels for our executive officers are set to reflect the duties and levels of responsibilities inherent in the position and to reflect competitive conditions in the banking business in Colonial Financial Services, Inc.’s market area.  Comparative salaries paid by other financial institutions are considered in establishing the salary for our executive officers.  The Compensation Committee has utilized bank compensation surveys compiled by the America Bankers Association and the New Jersey League of Community Bankers as well as other surveys prepared by trade groups and independent benefit consultants.  In setting the base salaries, the Compensation Committee also considers a number of factors relating to the executive officers, including individual performance, job responsibilities, experience level, ability and the knowledge of the position.  These factors are considered subjectively and none of the factors are accorded a specific weight.

Communications with the Board of Directors

Any stockholder who wishes to contact our board of directors or an individual director may do so by writing to:  Colonial Financial Services, Inc., 2745 S. Delsea Drive, Vineland, New Jersey 08360, Attention:  Corporate Secretary.  Communications are reviewed by the Corporate Secretary and are then distributed to the board of directors or the individual director, as appropriate, depending on the facts and circumstances outlined in the communications received.   The Corporate Secretary may attempt to handle an inquiry directly or forward a communication for response by another employee of Colonial Financial Services, Inc., and the Corporate Secretary has the authority not to forward a communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

Attendance at Annual Meetings of Stockholders

Colonial Financial Services, Inc. does not have a written policy regarding director attendance at annual meetings of stockholders, although directors are requested to attend these meetings absent unavoidable scheduling conflicts.  All of our then-current directors attended the 2010 annual meeting of stockholders of Colonial Bankshares, Inc.

Executive Compensation

The following table sets forth for the years ended December 31, 2010 and 2009 certain information as to the total remuneration paid by us to Mr. Geletka, who serves as President and Chief Executive Officer, and the two most highly compensated executive officers of Colonial Bank, FSB other than Mr. Geletka (“Named Executive Officers”).

SUMMARY COMPENSATION TABLE
Name and principal position	Year	Salary ($)	Bonus ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($) (1)	Total ($)
Edward J. Geletka	2010	200,100	19,810	—	—	31,830	251,740
President, Chief Executive Officer and Director	2009	196,500	19,581	—	—	21,916	237,997

L. Joseph Stella, III	2010	135,044	14,026	—	—	18,366	167,436
Executive Vice President and Chief Financial Officer	2009	136,228	13,575	—	—	11,768	161,571

William F. Whelan	2010	126,551	12,017	—	—	18,108	156,676
Executive Vice President and Chief Operations Officer	2009	127,660	12,831	—	—	11,456	151,947

(1)
For 2010, includes: employer matching contributions of $6,187, $4,168 and $3,913 allocated to the accounts of Messrs. Geletka, Stella and Whelan, respectively, under the Colonial Bank, FSB 401(k) plan; the fair market value at December 31, 2010 of the shares of common stock allocated pursuant to the Colonial Bank, FSB employee stock ownership plan in 2010, representing $15,665, $9,808 and $9,906 for each of Messrs. Geletka, Stella and Whelan, respectively; unused sick pay in the amount of $6,154, $4,155 and $3,894 paid to Messrs. Geletka, Stella and Whelan, respectively; and life insurance premiums in the amount of $180, $235 and $395 paid on behalf of Messrs. Geletka, Stella and Whelan, respectively.  Also includes an automobile allowance of $3,644 for Mr. Geletka.

 Salary for the Named Executive Officers is paid pursuant to Employment Agreements, which are discussed below under “—Employment Agreements.”  Amounts included in the “Bonus” column are discretionary bonuses, which are discussed below under “—Bonuses.”

Employment Agreements.  In December 2008, Colonial Bank, FSB entered into amended and restated employment agreements with Edward J. Geletka, L. Joseph Stella, III, and William F. Whelan.  The agreement for Mr. Geletka has an initial term of three years and the agreements for Messrs. Stella and Whelan each have an initial term of two years.  Unless notice of non-renewal is provided, the agreements renew annually.  The agreements provide for the payment of a base salary, which will be reviewed at least annually, and which may be increased, but not decreased.  Under the agreements, the current base salaries for Messrs. Geletka, Stella and Whelan are $206,000, $136,394 and $127,817, respectively.  In addition to the base salary, each agreement provides for, among other things, participation in bonus programs, participation in other employee pension benefit and fringe benefit plans applicable to executive employees that may not be adversely changed without approval of the executive, and reimbursement of business expenses, including fees for memberships in clubs and organizations.  Mr. Geletka’s agreement provides for the use of an automobile and reimbursement of expenses associated with the use of such automobile.  Each executive’s employment may be terminated for just cause at any time, in which event the executive would have no right to receive compensation or other benefits for any period after termination.

The executives are entitled to severance payments and benefits in the event of termination of employment under specified circumstances, including in the event the executive’s employment is terminated for reasons other than for cause, disability or retirement, or in the event the executive resigns during the term of the agreement following:

(1)	the failure to elect or reelect or to appoint or reappoint the executive to his executive position;

(2)	a material change in the executive’s functions, duties, or responsibilities, which change would cause the executive’s position to become one of lesser responsibility, importance or scope;

(3)	the liquidation or dissolution of Colonial Financial Services, Inc. or Colonial Bank, FSB;

(4)
a material reduction in the executive’s base salary or a relocation of the executive’s principal place of employment by more than 25 miles from its location as of the date of the employment agreement; or

(5)           a material breach of the employment agreement by Colonial Bank, FSB.

The executives will also be entitled to severance payments and benefits in the event of the executive’s involuntary termination following a change in control of Colonial Financial Services, Inc. or Colonial Bank, FSB or the executive’s resignation from employment following a change in control.  These severance payments will be equal to, for Mr. Geletka, three times the sum of his base salary and the highest rate of bonus awarded to the him during the prior three years, payable in a lump sum, and, for Messrs. Stella and Whelan, two times the sum of the base salary and highest rate of bonus awarded during the prior three years, payable in a lump sum.  In addition, Colonial Bank, FSB will continue to provide life, medical, dental and disability coverage for 36 months after termination of the agreement for Mr. Geletka, and coverage for 24 months after termination of the agreement for Messrs. Stella and Whelan.

Upon termination of the executive’s employment for which severance payments are due, other than in connection with a change in control, the executive agrees not to compete with Colonial Financial Services, Inc. or Colonial Bank, FSB, for one year following termination of employment, within 25 miles of any existing branch of Colonial Bank, FSB or within 25 miles of any office for which Colonial Bank, FSB or a subsidiary has filed an application for regulatory approval. Should the executive become disabled, the executive would be entitled to benefits provided under any disability program sponsored by Colonial Financial Services, Inc. or Colonial Bank, FSB.  To the extent such benefits are less than the executive’s base salary, Colonial Bank, FSB would continue to pay the difference between the benefits provided under any disability program sponsored by Colonial Bank, FSB or Colonial Financial Services, Inc. and the executive’s base salary for a period of one year, and would continue to provide life, medical and dental coverage for the remaining term of the agreement or one year, whichever is longer.  In the event the executive dies while employed by Colonial Bank, FSB, the executive’s beneficiary, personal representatives or estate will be paid the executive’s base salary for one year and the executive’s family will be entitled to continuation of medical and dental benefits for two years after Mr. Geletka’s death, and one year after Mr. Stella’s or Mr. Whelan’s death.

Upon termination of the employment agreement upon retirement (as defined therein), the executive would only be entitled to benefits under any retirement plan of Colonial Bank, FSB and other plans to which the executive is a party.  The employment agreements also provide that in the event termination payments would include an “excess parachute payment” under Section 280G of the Internal Revenue Code, such benefits would be reduced to the extent necessary to avoid any such “excess parachute payment.”

Bonuses.  For the year ended December 31, 2010, we paid discretionary bonuses to our directors and officers, including our Named Executive Officers.  Our Named Executive Officers received bonuses equal to approximately 9.9% of their base salaries.  During the first quarter of 2011, the Compensation Committee reviewed numerous performance factors, such as earnings per share, returns on average assets and average equity, credit quality, efficiency ratio, regulatory ratings, deposit growth, loan growth and asset growth, and management factors, such as teamwork, leadership and productivity, in determining to pay bonuses for the year ended December 31, 2010.

2011 Executive Retirement Incentive Plan.  On December 15, 2010, the Board of Directors of Colonial Bank, FSB adopted the Colonial Bank, FSB 2011 Executive Retirement Incentive Plan, effective as of January 1, 2011 to provide supplemental retirement income to eligible participants.  Under the plan, participants receive annual incentive awards of deferred compensation based on the satisfaction of certain pre-determined goals set by the Board of Directors of Colonial Bank, FSB.  Eligibility to participate in the plan is limited to executive officers who are selected by the Board of Directors and who complete a participation agreement indicating the manner in which any benefit payable under the plan will be paid.  An executive must have 20 years of service with Colonial Bank, FSB in order to receive the normal retirement benefit which is equal to 100% of the executive’s account under the plan.  An executive who has received incentive awards will be vested in each separate award at the rate of 20% per year.  In the event an executive has a separation from service before attaining 20 years of service, his or her benefit will be determined in accordance with the vesting schedule set forth above.  If the executive has a separation from service after attainment of early retirement age (age 60) or normal retirement age (age 65) and 20 years of service, he or she will be entitled to the normal retirement benefit.  In the event of the executive’s death or disability during employment, or in the event of a change in control, the executive will become 100% vested in his or her incentive awards account.  However, if the payment of the benefit under the plan, when aggregated with the other payments to which the executive would be entitled that are contingent on the change in control, would cause the executive to have an “excess parachute payment,” the benefit payable under the plan will be reduced to avoid such excess parachute payment.  In the event of an executive’s termination for cause, any benefit to which the executive is entitled under the plan will be forfeited.  Benefits on separation from service will be paid in annual installments over a 15-year period to executives who separate from service at age 60 or later and over a five-year period to executives who separate from service prior to age 60.  At the discretion of the executive, in lieu of installment payments, the executive may elect a lump sum distribution if such election is made at the time of initial participation.  Benefits paid due to death or disability will be paid in annual installments over a 15-year period or in a lump sum, at the discretion of the executive, commencing within 60 days of death or the determination of disability.  Benefits paid upon the occurrence of a change in control will be paid to the executive in a lump sum on the effective date of the change in control, regardless of whether the executive has a separation from service.  If an executive has separated from service prior to a change in control and a change in control occurs while the executive is receiving benefits under the plan, the remaining benefit due to the executive will be paid in a lump sum on the effective date of the change in control.

Group Term Replacement Plan.  On December 15, 2010, the Board of Directors of Colonial Bank, FSB adopted the Colonial Bank, FSB Group Term Replacement Plan for the benefit of certain executives selected by the Compensation Committee.  Colonial Bank, FSB will divide the death proceeds of certain life insurance policies which are owned by Colonial Bank, FSB on the lives of the participating executives with the designated beneficiary of each insured participating executive.  Colonial Bank, FSB will pay the life insurance premiums from its general assets.  An eligible executive may participate in the plan by executing an election to participate and a split dollar endorsement for each policy or policies and by waiving any group term life insurance offered by Colonial Bank, FSB in excess of $50,000 of coverage.  A participant’s rights under the plan will terminate in the event the participant’s employment with Colonial Bank, FSB terminates for reasons other than death or the plan is terminated.  In the event the participant was employed by Colonial Bank, FSB at the time of death, the death benefit will be the lesser of three times the base annual salary in effect at the date of death, less $50,000, or the net death benefit, which is the difference between the cash surrender value of the policy and the total proceeds payable under the policy upon the death of the insured.  Colonial Bank, FSB, which is the sole owner of the policies, will be the beneficiary of the policies to the extent of each policy’s cash surrender value plus any death benefits remaining after applying those amounts assigned to each participant’s beneficiary.

Outstanding Equity Awards at Year End.  The following table sets forth information with respect to outstanding equity awards as of December 31, 2010 for the Named Executive Officers.  Information has been adjusted to reflect the 0.9399-to-one stock split in connection with the mutual-to-stock conversion of Colonial Bankshares, MHC.

	OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2010 (1)

	Option awards					Stock awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($) (2)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
Edward J. Geletka	33,460	8,365	—	13.27	10/19/2016	2,195	38,979	—	—

L. Joseph Stella, III	16,540	4,135	—	13.27	10/19/2016	1,597	19,483	—	—

William F. Whelan	9,020	2,255	—	13.27	10/19/2016	1,127	13,749	—	—

(1)
All equity awards noted in this table were granted pursuant to the Colonial Bankshares, Inc. 2006 Stock-based Incentive Plan, which was approved by stockholders on July 19, 2006, and represent all awards held at December 31, 2010 by the Named Executive Officers.  On October 19, 2006, the Named Executive Officers were granted shares of restricted stock and stock options.  Shares of restricted stock vest at a rate of 20% per year commencing on October 19, 2007.  Stock options vest at a rate of 20% per year commencing on October 19, 2007, have an exercise price of $13.27 (as adjusted), the closing price on the date of grant, and expire ten years from the date of grant.

(2)	Based on the closing stock price of $12.20 per share on December 31, 2010 as reported by the NASDAQ Stock Market.

Stock-Based Incentive Plan.  Our stockholders approved the Colonial Bankshares, Inc. 2006 Stock-Based Incentive Plan (the “Incentive Plan”) at our 2006 Annual Meeting of Stockholders.  The purpose of the Incentive Plan is to provide our officers, employees and directors with additional incentives to promote our growth and performance.

The Incentive Plan authorizes the issuance of up to 291,545 shares (split adjusted) of our common stock pursuant to grants of incentive and non-statutory stock options, stock appreciation rights, and restricted stock awards.  No more than 83,298 shares (split adjusted) may be issued as restricted stock awards, and no more than 208,247 shares (split adjusted) may be issued pursuant to the exercise of stock options.  Employees and outside directors or its subsidiaries are eligible to receive awards under the Incentive Plan.

Awards may be granted in a combination of incentive and non-statutory stock options, stock appreciation rights or restricted stock awards as follows.

Stock Options.  A stock option gives the recipient or “optionee” the right to purchase shares of common stock at a specified price for a specified period of time.  The exercise price may not be less than the fair market value on the date the stock option is granted.  Fair market value for purposes of the Incentive Plan means the final sales price of our shares of common stock as reported on the Nasdaq Stock Market on the date the option is granted, or if our shares of common stock were not traded on such date, then on the day prior to such date or on the next preceding day on which our shares of common stock were traded, and without regard to after-hours trading activity.

Stock options are either “incentive” stock options or “non-qualified” stock options.  Incentive stock options have certain tax advantages and must comply with the requirements of Section 422 of the Internal Revenue Code.  Only employees are eligible to receive incentive stock options.  Shares of common stock purchased upon the exercise of a stock option must be paid for in full at the time of exercise either in cash or with our stock that was owned by the participant for at least six months prior to delivery, or by reduction in the number of shares deliverable pursuant to the stock option, or subject to a “cashless exercise” through a third party.  Cash may be paid in lieu of any fractional shares under the Incentive Plan and generally no fewer than 100 shares may be purchased on exercise of an award unless the total number of shares available for purchase or exercise pursuant to an award is less than 100 shares.

Stock Appreciation Rights.  Stock appreciation rights give the recipient the right to receive a payment in shares of common stock of an amount equal to the excess of the fair market value of a specified number of shares of common stock, on the date of the exercise of the stock appreciation rights, over the fair market value of the common stock on the date of the grant of the stock appreciation right, as set forth in the recipient’s award agreement.  Stock appreciation rights will not be granted unless we solely settle the stock appreciation right in common stock and there is no further ability to defer the income received on the exercise of the stock appreciation right.

Stock Awards.  Stock awards under the Incentive Plan will be granted only in whole shares of common stock.  Recipients have the right to direct the voting of any unvested shares under such awards.  In addition, recipients may receive dividends, if any, paid with respect to unvested shares.  No stock options or shares of restricted stock were granted to our Named Executive Officers during the year ended December 31, 2010.

Employee Stock Ownership Plan and Trust.  Colonial Bank, FSB implemented an employee stock ownership plan in connection with Colonial Bankshares, Inc.’s initial public offering of shares of Colonial Bankshares, Inc.  Employees with at least one year of employment with Colonial Bank, FSB are eligible to participate. As part of the offering, the employee stock ownership plan trust borrowed funds from Colonial Bankshares, Inc. and used those funds to purchase 156,399 (split adjusted) shares of the common stock.  The shares of common stock purchased by the employee stock ownership plan are the collateral for the loan. The loan will be repaid principally from Colonial Bank, FSB through discretionary contributions to the employee stock ownership plan over a period of 15 years.  The loan currently has a remaining term of ten years.  The loan documents provide that the loan may be repaid over a shorter period, without penalty for prepayments. The interest rate for the loan is equal to 6.00% for the term of the loan.  Shares purchased by the employee stock ownership plan are held in a suspense account for allocation among participants as the loan is repaid.

Contributions to the employee stock ownership plan and shares released from the suspense account in an amount proportional to the repayment of the employee stock ownership plan loan are allocated among employee stock ownership plan participants on the basis of compensation in the year of allocation. Benefits under the plan become fully vested upon completion of five years of credited service, with credit given to participants for years of service with Colonial Bank, FSB prior to the adoption of the plan.  A participant’s interest in his account under the plan also fully vest in the event of termination of service due to a participant’s early or normal retirement, death, disability, or upon a change in control (as defined in the plan, and not including the conversion).  Vested benefits are payable in the form of shares of common stock and/or cash. Colonial Bank, FSB’s contributions to the employee stock ownership plan are discretionary, subject to the loan terms and tax law limits.  Therefore, benefits payable under the employee stock ownership plan cannot be estimated.  Pursuant to Financial Accounting Standards Board Accounting Standards Codification Topic 718-40, we are required to record compensation expense each year in an amount equal to the fair market value of the shares released from the suspense account.  The employee stock ownership plan will terminate in the event of a change in control.

In connection with the mutual-to-stock conversion of Colonial Bankshares, MHC, the trustee for our existing employee stock ownership plan purchased, on behalf of the employee stock ownership plan, an additional 91,800 shares of common stock of Colonial Financial Services, Inc., with a loan from Colonial Financial Services, Inc. equal to the aggregate purchase price of the common stock.  The loan has a ten-year term and will be repaid principally through Colonial Bank, FSB’s contribution to the employee stock ownership plan and dividends payable on common stock held by the employee stock ownership plan over the term of the loan.  The interest rate for the employee stock ownership plan loan is the prime interest rate plus 1%, determined as of the date of the origination of the loan.

The trustee holds the shares purchased with the loans in an unallocated suspense account.  Shares are released from the suspense account and allocated to the employee stock ownership plan accounts of eligible employees as we repay the loan.  The trustee allocates the shares released among participant’s accounts on the basis of each participant’s proportional share of compensation for the year of the contribution relative to the compensation of all participants.

Other Equity Compensation Plans.  Other than our employee stock ownership plan, we do not have any equity compensation plans that were not approved by stockholders.  The following table sets forth information with respect to our Incentive Plan (with share amounts split adjusted to reflect the mutual-to-stock conversion of Colonial Bankshares, MHC).

	Number of securities to be issued upon exercise of outstanding options and rights	Weighted average exercise price	Number of securities remaining available for issuance under plan
Stock options	184,660	$13.27	23,587
Total	184,660	$13.27	23,587

Directors’ Compensation

The following table sets forth for the year ended December 31, 2010 certain information as to the total remuneration we paid to our directors other than Mr. Geletka.  Mr. Geletka does not receive fees for his services as a director.

DIRECTOR COMPENSATION TABLE FOR THE YEAR ENDED DECEMBER 31, 2010
Name	Fees earned or paid in cash ($)	Stock awards ($) (1)	Option awards ($) (2)	All other compensation ($)	Total ($)
Richard S. Allen (3)	13,599	—	—	—	13,599
Gregory J. Facemyer	37,525	—	—	—	37,525
John Fitzpatrick	31,491	—	—	—	31,491
Albert A. Fralinger, Jr.	40,090	—	—	—	40,090
Frank M. Hankins, Jr.	28,391	—	—	—	28,391
Hugh J. McCaffrey	14,842	—	—	—	14,842
James Quinn (3)	13,599	—	—	—	13,599
Paul J. Ritter, III	16,042	—	—	—	16,042

(1)
Each director received an award of 4,088 (split adjusted) shares of restricted stock granted on October 19, 2006 with a grant date fair value of $54,245 (based on a grant date fair value of $13.27 per share).  Awards vest in five equal annual installments beginning on the first anniversary of the date of grant.  As of December 31, 2010, each director had 817 unvested shares of restricted stock.

(2)
Each director received an award of 10,412 stock options (split adjusted) on October 19, 2006 with a grant date fair value of $41,986 (based on a grant date fair value of $4.03 (split adjusted) per stock option).  Each option has an exercise price of $13.27 (split adjusted), the closing price of our common stock on the date of grant.  Options vest in five equal annual installments beginning on the first anniversary of the date of grant.  As of December 31, 2010, each director (other than Messrs. McCaffrey and Ritter) held 2,082 unexercised and 2,082 unvested stock options.

(3)	Directors’ terms for Messrs. Allen and Quinn expired at the 2010 annual meeting of stockholders of Colonial Bankshares, Inc.

Each of the individuals who currently serve as a director of Colonial Financial Services, Inc. also serves as a director of Colonial Bank, FSB and earns director fees in that capacity, although directors who are also employees of Colonial Bank, FSB do not receive director fees.  Each non-employee director of Colonial Bank, FSB is paid an annual retainer fee of $9,500.   The Chairman of the Board is paid a fee of $2,037 per board meeting, the Vice Chairman of the Board is paid a fee of $1,708.50 per board meeting and all other non-employee directors are paid a fee of $1,435.14 per board meeting.

Directors are eligible to participate in our Incentive Plan, described above in “—Stock-Based Incentive Plan.”  No grants were made under this plan to directors during the year ended December 31, 2010.

Director Retirement Plan.  On December 15, 2010, the Board of Directors of Colonial Bank, FSB, adopted the Colonial Bank, FSB Director Retirement Plan, effective January 1, 2011, to provide supplemental funds for retirement or death for eligible directors of the Colonial Bank, FSB.  A director who has attained normal retirement age (generally age 72) and has 20 years of service with Colonial Bank, FSB will be entitled to a normal retirement benefit equal to 50% of the director’s final three-year average compensation payable in ten annual installments.  If a director has less than 10 years of service with Colonial Bank, FSB, the director will not be entitled to any retirement benefit.  After 10 years of service, the director will vest in a retirement benefit at the rate of 10% per year.  If the director separates from service upon attainment of normal retirement age with less than 20 years of service, he will be entitled to a benefit equal to the normal retirement benefit reduced by 2% of final average compensation for each year of service less than 20.  A director who separates from service prior to normal retirement age with less than 20 years of service will be entitled to his vested accrued benefit, amortized and payable in ten annual installments.  A director who becomes disabled prior to separation from service will be entitled to a disability benefit equal to 50% of the director’s final three-year average compensation, payable in ten annual installments.  In the event of the director’s death prior to separation from service, the director’s beneficiary or estate will be entitled to the director’s normal retirement benefit payable in ten annual installments.  In the event of a change in control prior to a director’s separation from service, the director will be entitled to the normal retirement benefit, irrespective of the director’s years of service; the present value of the benefit will be paid in a lump sum on the date of the change in control.  If the payment of the retirement benefit, when aggregated with the other payments to which the director would be entitled that are contingent on a change in control, would cause a director to have an “excess parachute payment,” the retirement benefit will be reduced to avoid such excess parachute payment.  In the event a director separates from service prior to a change in control and is receiving benefits under the plan, the present value of the remaining retirement benefit payable to the director will be paid in a lump sum on the date of the change in control.

2011 Director Deferred Fee Plan.  On December 15, 2010, the Board of Directors of Colonial Bank, FSB adopted the Colonial Bank, FSB 2011 Director Deferred Fee Plan, effective January 1, 2011, to provide current tax planning opportunities as well as supplemental funds for retirement or death for eligible directors of Colonial Bank, FSB.  Members of the board of directors of Colonial Bank, FSB are eligible to participate in the plan.  A director may elect to participate in the plan by submitting a deferral agreement by December 15 of the calendar year immediately preceding the deferral period for which it will be effective.  A new deferral agreement or notice of adjustment of deferral may be submitted by a director for any subsequent year.  In the first year an individual becomes a director, a deferral agreement must be submitted to the committee under the plan no later than 30 days following the date the individual becomes a director, and such deferral agreement will be effective only with regard to compensation earned following the submission of the deferral agreement.  A director may elect to defer up to 100% of his compensation for the calendar year.  Each director’s account will be credited with earnings at the prime rate (provided that such rate is never less than 5% nor greater than 10%) as determined from time to time.  A director will be 100% vested at all times in the amount of compensation elected to be deferred under the plan and earnings thereon.  In the event a director separates from service for any reason other than death, Colonial Bank, FSB will pay a benefit equal to the director’s vested account in accordance with the director’s distribution election, generally made at the time of initial participation.  In the event of the director’s death after separation from service with Colonial Bank, FSB, the remaining unpaid balance of the director’s account will be paid to the director’s beneficiary in the same form that payments were being made prior to the director’s death.  In the event the director dies prior to separation from service, the amount payable will be paid over the period designated by the director.  In the event of an unforeseeable emergency, the plan committee may make distributions from the director’s account prior to the time specified for payment of benefits under the plan.  All plan benefits other than hardship distributions or otherwise provided in the plan will be paid in the form selected by the director in the deferral agreement or notice of adjustment of deferral at the time of the deferral commitment.  A director’s account will be distributed in cash or cash equivalents.  Unless otherwise set forth in the plan, payment under the plan will commence no later than sixty days after the event triggering the distribution requirement, in accordance with the director’s elections under the director’s deferral agreement and notice of adjustment of deferral.  The plan provides for early distributions in specified circumstances.

Director Supplemental Life Insurance Plan.  On December 15, 2010, the Board of Directors of Colonial Bank, FSB adopted the Colonial Bank, FSB Director Supplemental Life Insurance Plan for the purpose of dividing the death proceeds of certain life insurance policies owned by Colonial Bank, FSB on the lives of the participating directors with the designated beneficiary of each insured participating director.  Colonial Bank, FSB will pay the life insurance premiums from its general assets.   Non-employee directors are eligible to participate in the plan by executing an election to participate and a split dollar endorsement for each individual insurance policy adopted by the Compensation Committee of the Board of Directors of Colonial Bank, FSB for purposes of insuring a participant’s life under the plan.  A participant’s participation in the plan will terminate if the participant’s service with Colonial Bank, FSB is terminated for reasons other than death or if the plan is terminated.  In the event Colonial Bank decides to maintain the policy or policies after the participant’s termination of participation in the plan, Colonial Bank, FSB will be the direct beneficiary of the entire death proceeds of the policy or policies.  Unless the participant’s rights under the plan terminate, the participant has the right to designate the beneficiary of a death benefit equal to the lesser of $250,000 or the net death benefit (which is the difference between the cash surrender value of the policy and the total proceeds payable under the policy upon the death of the insured).  Colonial Bank, FSB is the sole owner of the policies and is the beneficiary of the policies to the extent of each policy’s cash surrender value plus any death benefits remaining after applying those amounts explicitly assigned to the participant’s beneficiary.  In addition, Colonial Bank, FSB may replace each policy with a comparable insurance policy to cover the benefit provided under the plan and Colonial Bank, FSB and the participant will execute a new split dollar endorsement for each new policy.  Colonial Bank will pay all premiums due on all policies as long as it  maintains the policies in force.

Transactions With Certain Related Persons

In the ordinary course of business, Colonial Bank, FSB makes loans available to its directors, officers and employees.  These loans are made in the ordinary course of business on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable loans with persons not related to Colonial Bank, FSB.  Management believes that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features.

Section 402 of the Sarbanes-Oxley Act of 2002 generally prohibits an issuer from: (1) extending or maintaining credit; (2) arranging for the extension of credit; or (3) renewing an extension of credit in the form of a personal loan for an officer or director.  There are several exceptions to this general prohibition, one of which is applicable to Colonial Financial Services, Inc.  This does not apply to loans made by a depository institution that is insured by the Federal Deposit Insurance Corporation and that is subject to the insider lending restrictions of the Federal Reserve Act.  All loans to Colonial Financial Services, Inc.’s directors and officers are made in conformity with the Federal Reserve Act and applicable regulations.

In accordance with the listing standards of the Nasdaq Stock Market, any transactions that would be required to be reported under this section of this proxy statement must be approved by our audit committee or another independent body of the board of directors.  In addition, any transaction with a director is reviewed by and subject to approval of the members of the board of directors who are not directly involved in the proposed transaction to confirm that the transaction is on terms that are no less favorable as those that would be available to us from an unrelated party through an arms-length transaction.

PROPOSAL II — RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of Colonial Financial Services, Inc. has approved the engagement of ParenteBeard LLC to be our independent registered public accounting firm for the year ending December 31, 2011, subject to the ratification of the engagement by our stockholders.  At the annual meeting, stockholders will consider and vote on the ratification of the Audit Committee’s engagement of ParenteBeard LLC for the year ending December 31, 2011.  A representative of ParenteBeard LLC is expected to attend the annual meeting to respond to appropriate questions and to make a statement if he or she so desires.

Set forth below is certain information concerning aggregate fees billed for professional services rendered by ParenteBeard LLC during the years ended December 31, 2010 and 2009:

Audit Fees.  The aggregate fees billed to us for professional services rendered for the audit of our annual financial statements, review of the financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided in connection with statutory and regulatory filings and engagements were $221,770 and $119,229 during the years ended December 31, 2010 and 2009, respectively, including $94,189 during the year ended December 31, 2010 related to the mutual-to-stock conversion of Colonial Bankshares, MHC.

Audit Related Fees.  There were no fees billed to us for assurance and related services rendered that are reasonably related to the performance of the audit of and review of the financial statements and that are not already reported in “—Audit Fees,” above, during the years ended December 31, 2010 and 2009.

Tax Fees.  The aggregate fees billed to us for professional services rendered for tax preparation, tax consultation and tax compliance were $34,650 and $16,000 during the years ended December 31, 2010 and 2009, respectively, including $16,800 during the year ended December 31, 2010 related to the mutual-to-stock conversion of Colonial Bankshares, MHC.

All Other Fees.  There were no fees billed to us during the years ended December 31, 2010 and 2009 that are not described above.

 The Audit Committee preapproves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for us by ParenteBeard LLC, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended, which are approved by the Audit Committee prior to the completion of the audit.  The Audit Committee pre-approved 100% of the tax fees described above during the years ended December 31, 2010 and 2009.

In order to ratify the selection of ParenteBeard LLC as independent registered public accounting firm for the year ending December 31, 2011, the proposal must receive the affirmative vote of at least a majority of the votes cast at the annual meeting, without regard to either broker non-votes, or shares as to which the “ABSTAIN” box has been selected.  The Audit Committee of the board of directors recommends a vote “FOR” the ratification of ParenteBeard LLC as independent registered public accounting firm for the year ending December 31, 2011.

PROPOSAL III — APPROVAL OF THE COLONIAL FINANCIAL SERVICES, INC.
2011 EQUITY INCENTIVE PLAN

The Board of Directors has adopted, subject to stockholder approval, the Colonial Financial Services, Inc. 2011 Equity Incentive Plan (the “Equity Incentive Plan”), to provide officers, employees and directors of Colonial Financial Services, Inc. and Colonial Bank, FSB with additional incentives to promote the growth and performance of Colonial Financial Services, Inc.  Most of the companies that we compete with for directors and management-level employees are public companies that offer equity compensation as part of their overall director and officer compensation programs.  By approving the Equity Incentive Plan, our stockholders will give us the flexibility we need to continue to attract and retain highly qualified officers and directors by offering a competitive compensation program that is linked to the performance of our common stock.

The following is a summary of the material features of the Equity Incentive Plan, which is qualified in its entirety by reference to the provisions of the Equity Incentive Plan, attached hereto as Appendix A.

General

Subject to permitted adjustments for certain corporate transactions, the Equity Incentive Plan authorizes the issuance or delivery to participants of up to 321,300 shares of Colonial Financial Services, Inc. common stock pursuant to grants of restricted stock awards, incentive stock options and non-qualified stock options; provided, however, that the maximum number of shares of stock that may be delivered pursuant to the exercise of stock options is 229,500 (all of which may be granted as incentive stock options) and the maximum number of shares of stock that may be issued as restricted stock awards is 91,800.

The Equity Incentive Plan will be administered by the members of Colonial Financial Services, Inc.’s Compensation Committee (the “Committee”) who are “Disinterested Board Members,” as defined in the Equity Incentive Plan.  The Committee has the authority and discretion to select the persons who will receive awards; establish the terms and conditions relating to each award; adopt rules and regulations relating to the Equity Incentive Plan; and interpret the Equity Incentive Plan.  The Equity Incentive Plan also permits the Committee to delegate all or any portion of its responsibilities and powers.

The Committee may grant an award under the Equity Incentive Plan as an alternative to or replacement of an existing award under the Equity Incentive Plan or any other plan of Colonial Financial Services, Inc. or a subsidiary of Colonial Financial Services, Inc., or as the form of payment for grants or rights earned or due under any other plan or arrangement of Colonial Financial Services, Inc. or a subsidiary of Colonial Financial Services, Inc., including the plan of any entity acquired by Colonial Financial Services, Inc. or a subsidiary of Colonial Financial Services, Inc.

Eligibility

Employees and directors of Colonial Financial Services, Inc. or its subsidiaries are eligible to receive awards under the Equity Incentive Plan, except that non-employees may not be granted incentive stock options.

Types of Awards

The Committee may determine the type and terms and conditions of awards under the Equity Incentive Plan, which shall be set forth in an award agreement delivered to each participant.  Each award shall be subject to conditions established by the Committee that are set forth in the recipient’s award agreement, and shall be subject to vesting conditions and restrictions as determined by the Committee; provided, however, that unless the Committee specifies a different vesting rate, no awards shall vest more rapidly than 20% per year over a five-year period commencing one year from the date of grant.  The Committee may grant Awards in a combination of incentive and non-qualified stock options or restricted stock.

Stock Options. A stock option is the right to purchase shares of common stock at a specified price for a specified period of time.  Under the Equity Incentive Plan, the exercise price may not be less than the fair market value of a share of our common stock on the date the stock option is granted.  Fair market value for purposes of the Equity Incentive Plan means (i) the final sales price of Colonial Financial Services, Inc.’s common stock as reported on the principal United States securities exchange on which the shares are listed or admitted to trading on the date in question, or if Colonial Financial Services, Inc.’s common stock was not traded on such date, then on the last preceding date on which any reported sale of Colonial Financial Services, Inc. common stock occurred, as of the close of the market in New York City and without regard to after-hours trading activity, or (ii) if the shares of our common stock are not listed or admitted to trading on any such exchange, then the closing bid quotation with respect to a share of our common stock on such date, as of the close of the market in New York City and without regard to after-hours trading activity.  The Committee will determine the fair market value of the common stock, in accordance with Section 422 of the Internal Revenue Code and applicable requirements of Section 409A of the Internal Revenue Code, if it cannot be determined in the manner described above.  Further, the Committee may not grant a stock option with a term that is longer than 10 years.

Stock options are either “incentive” stock options or “non-qualified” stock options.  Incentive stock options have certain tax advantages that are not available to non-qualified stock options, and must comply with the requirements of Section 422 of the Internal Revenue Code.  Only officers and employees are eligible to receive incentive stock options.  Outside directors may only receive non-qualified stock options under the Equity Incentive Plan.  Shares of common stock purchased upon the exercise of a stock option must be paid for at the time of exercise in cash or by such other means as the Committee may from time to time permit, including: (i) by personal, certified or cashiers check, (ii) by tendering stock of Colonial Financial Services, Inc. owned by the participant in satisfaction of the exercise price, (iii) by a net settlement of the stock option, using a portion of the shares obtained on exercise in payment of the exercise price, (iv) by a “cashless exercise” through a third party, or (v) by a combination of the foregoing.  The total number of shares that may be acquired upon the exercise of a stock option will be rounded down to the nearest whole share.

Restricted Stock. A restricted stock award is a grant of common stock, subject to vesting requirements, to a participant for no consideration or such minimum consideration as may be required by applicable law.  Restricted stock awards may be granted only in whole shares of common stock and are subject to vesting conditions and other restrictions established by the Committee as set forth in the Equity Incentive Plan or the award agreement.  Prior to their vesting, unless otherwise determined by the Committee, the recipient of a restricted stock award may exercise any voting rights with respect to common stock subject to an award and receive any dividends and distributions with respect to the common stock.

Prohibition Against Repricing of Options. The Equity Incentive Plan provides that neither the Committee nor the Board is authorized to make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of a stock option previously granted.

Limitation on Awards under the Equity Incentive Plan

The maximum number of shares of stock that may be available for awards under the Equity Incentive Plan is 321,300, of which up to 229,500 may be awarded as stock options and up to 91,800 may be available for awards of restricted stock.

To the extent any shares of stock covered by an award (including restricted stock awards) under the Equity Incentive Plan are not delivered to a participant or beneficiary because the award is forfeited or canceled or because a stock option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of stock available for delivery under the Plan.

In the event of a corporate transaction involving the stock of Colonial Financial Services, Inc. (including, without limitation, any stock dividend, stock split or other special and nonrecurring dividend or distribution, recapitalization, reorganization, merger, consolidation, spin-off, combination or exchange of shares), the Committee will, in an equitable manner, adjust any or all of the number and kind of securities deemed to be available for grants of stock options and restricted stock, the number and kind of securities that may be delivered or deliverable in respect of outstanding stock options and restricted stock and the exercise price of stock options.  In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, stock options and restricted stock.

Performance Features

General.  A federal income tax deduction for Colonial Financial Services, Inc. will generally be unavailable for annual compensation in excess of $1.0 million paid to its chief executive officer or three other most highly compensated officers (other than its chief financial officer).  However, amounts that constitute “performance-based compensation” (as that term is used in section 162(m) of the Internal Revenue Code) are not counted toward the $1.0 million limit.  The Equity Incentive Plan is designed so that stock options will be considered performance-based compensation.  The Committee may designate whether any restricted stock awards granted to any participant are intended to be performance-based compensation. Any restricted stock awards designated as performance-based compensation will be conditioned on the achievement, in whole or in part, of one or more performance measures.

Performance Measures. The performance measures that may be used for such awards will be based on any one or more performance measures, as selected by the Committee, including: book value per share; tangible book value per share; basic cash earnings per share; diluted earnings per share; net income or net income before taxes; cash earnings; net interest income; non-interest income; general and administrative expense to average assets ratio; cash general and administrative expense to average assets ratio; efficiency ratio; cash efficiency ratio; return on average assets; cash return on average assets; return on average stockholders’ equity; cash return on average stockholders’ equity; return on average tangible stockholders’ equity; cash return on average tangible stockholders’ equity; core earnings; operating income; operating efficiency ratio; net interest rate margin; net interest rate spread; growth in assets, loans, or deposits; loan production volume; non-performing loans; cash flow; strategic business objectives consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management; or any combination of the foregoing. Performance measures may be based on the performance of Colonial Financial Services, Inc. as a whole or of any one or more subsidiaries or business units of Colonial Financial Services, Inc. or a subsidiary and may be measured relative to a peer group, an index or a business plan. The Committee may adjust performance measures in certain circumstances; provided, however, no adjustment may be made with respect to an award that is intended to be performance-based compensation within the meaning of section 162(m) of the Internal Revenue Code, except to the extent the Committee exercises negative discretion as permitted under applicable law for purposes of an exception under section 162(m) of the Internal Revenue Code. In establishing the performance measures, the Committee may provide for the inclusion or exclusion of certain events, factors or items, at the sole discretion of the Committee.

Vesting of Awards

The Committee may specify vesting requirements on any award.  If the vesting of an award under the Equity Incentive Plan is conditioned on the completion of a specified period of service with Colonial Financial Services, Inc. or its subsidiaries, without the achievement of performance measures or objectives, then the required period of service for full vesting shall be determined by the Committee and evidenced in an award agreement.   Unless the Committee specifies otherwise, awards will vest at the rate of 20% per year commencing one year after the date of grant; subject to acceleration of vesting in the event of death or disability.  The Committee may determine that all stock options then held by a participant shall become fully exercisable (subject to expiration provisions otherwise applicable to such award) and, except with respect to restricted stock subject to performance-based vesting conditions, all restricted stock awards shall be fully earned and vested immediately.

Although no decision has been made, it is anticipated that all stock options and restricted stock awards will be granted subject to a vesting schedule of 20% per year over a five-year period commencing one year from the date of grant.  In addition, it is anticipated that 50% of the restricted stock awards will have performance-based vesting subject to a vesting schedule of 20% per year over a five-year period commencing one year from the date of grant.  Any restricted stock awards designated as performance-based will vest only on the achievement of one or more performance measures in whole or in part, which are anticipated to be a predetermined increase, measured from a date subsequent to the award, in return on equity, earnings per share, return on assets, and/or tangible book value.  In determining whether tangible book value or earnings per share targets have been met, for example, credit would be given for such items as dividends and the expense related to the restricted stock awards.  All awards would vest upon death, disability, or involuntary termination of employment or service following a change in control.  The Compensation Committee may in its discretion elect to use a different vesting schedule or different performance measures.

Change in Control

Unless otherwise stated in an award agreement, upon the occurrence of an involuntary termination of employment or service following a change in control of Colonial Financial Services, Inc., all outstanding options then held by a participant will become fully exercisable and all restricted stock awards shall be fully earned and vested. For the purposes of the Equity Incentive Plan, a change in control occurs when (a) Colonial Financial Services, Inc. or Colonial Bank, FSB merges into or consolidates with another entity or merges another bank or corporation into Colonial Financial Services, Inc. or Colonial Bank, FSB, and as a result, less than a majority of the combined voting power of the resulting corporation is held by persons who were stockholders of the Company or the Bank before the merger or consolidation; (b) a person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of Colonial Financial Services, Inc.’s or Colonial Bank, FSB’s voting securities; (c) during any period of two consecutive years, individuals who constitute Colonial Financial Services, Inc.’s or Colonial Bank, FSB’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of Colonial Financial Services, Inc.’s or Colonial Bank, FSB’s Board of Directors, provided that each director who is first elected by the Board by a vote of at least two-thirds of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period; (d) Colonial Financial Services, Inc. or Colonial Bank, FSB sells to a third party all or substantially all of its assets.

In the event of a change in control, any performance measure attached to an award under the Equity Incentive Plan shall be deemed satisfied in full as of the date of the change in control.

Forfeiture

The Committee may specify in an award agreement that rights and benefits with respect to an award may be subject to reduction, cancellation, forfeiture or recoupment upon termination of employment for cause; termination of services with Colonial Financial Services, Inc. or its affiliate or subsidiary; any material violation of one or more of Colonial Financial Services, Inc.’s policies; breach of noncompetition, confidentiality or other restrictive covenants that apply to the employee or director; or any other conduct that is detrimental to Colonial Financial Services, Inc.’s business or reputation, its affiliates and/or its subsidiaries.

If Colonial Financial Services, Inc. is required to prepare an accounting restatement due to the material noncompliance of Colonial Financial Services, Inc., as a result of misconduct, with any financial reporting requirement under the Federal securities laws, any participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse Colonial Financial Services, Inc. the amount of any payment in settlement of an award earned or accrued during the twelve-month period following the first public issuance or filing with the Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement. In addition, in the event of an accounting restatement, the Committee, in its sole and exclusive discretion, may require that any participant reimburse Colonial Financial Services, Inc. for all or any part of the amount of any payment in settlement of any award granted hereunder.

Amendment and Termination

The Board of Directors may, at any time, amend or terminate the Equity Incentive Plan or any award granted under the Equity Incentive Plan, provided that, except as provided in the Equity Incentive Plan, no amendment or termination may adversely impair the rights of a participant or beneficiary under an award without the participant’s (or affected beneficiary’s) written consent. The Board of Directors may not amend the Equity Incentive Plan related to repricing, to materially increase the benefits accruing to participants under the plan, to materially increase the aggregate number of securities that may be issued under the Equity Incentive Plan (other than as provided in the Equity Incentive Plan), or materially modify the requirements for participation in the Equity Incentive Plan, without approval of stockholders. Notwithstanding the foregoing, the Board of Directors may, without stockholder approval, amend the Equity Incentive Plan or any award agreement, to take effect retroactively or otherwise, to conform the Equity Incentive Plan or the award agreement to current or future law or to avoid an accounting treatment resulting from an accounting pronouncement or interpretation issued by the Securities and Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the Equity Incentive Plan or the making of the award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of Colonial Financial Services, Inc.

Duration of Plan

The Equity Incentive Plan will become effective when implemented by the Board of Directors subsequent to the approval of the plan by stockholders.  The Equity Incentive Plan will remain in effect as long as any awards under it are outstanding; however, no awards may be granted under the Equity Incentive Plan on or after the 10-year anniversary of the effective date of the Equity Incentive Plan.  At any time, the Board of Directors may terminate the Equity Incentive Plan. However, any termination of the Equity Incentive Plan will not affect outstanding awards.

Federal Income Tax Considerations

The following is a summary of the federal income tax consequences that may arise in conjunction with participation in the Equity Incentive Plan.

Non-Qualified Stock Options. The grant of a non-qualified option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and Colonial Financial Services, Inc. will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option will not result in taxable income to the participant, provided the participant was, without a break in service, an employee of Colonial Financial Services, Inc. or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Internal Revenue Code).

The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of such stock option, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed as a capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and Colonial Financial Services, Inc. will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be a capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Restricted Stock. A participant who has been granted a restricted stock award will not realize taxable income at the time of grant, provided that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and Colonial Financial Services, Inc. will be entitled to a corresponding deduction for tax purposes, provided that, shares that have been delivered at grant will be subject to taxation upon the earlier of vesting or the elimination of a substantial risk of forfeiture.  Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant, and Colonial Financial Services, Inc. will be entitled to a corresponding deduction for tax purposes.  A participant who makes an election under Section 83(b) of the Internal Revenue Code will include the full fair market value of the restricted stock award in taxable income in the year of grant at the grant date fair market value.

Withholding of Taxes. Colonial Financial Services, Inc. may withhold amounts from participants to satisfy withholding tax requirements.  Except as otherwise provided by the Committee, participants may have shares withheld from awards to satisfy the minimum tax withholding requirements.

Change in Control. Any acceleration of the vesting or payment of awards under the Equity Incentive Plan in the event of a change in control or termination of service following a change in control may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Internal Revenue Code, which may subject the participant to a 20% excise tax and preclude deduction by Colonial Financial Services, Inc.

Deduction Limits.  Section 162(m) of the Internal Revenue Code generally limits Colonial Financial Services, Inc.’s ability to deduct for tax purposes compensation in excess of $1.0 million per year for its chief executive officer and the three other most highly compensated executives (excluding the chief financial officer) named in the summary compensation table (“covered employees”).  Restricted stock awards and other awards that are not subject to performance goals may be subject to this deduction limit if income recognized on the awards plus other compensation of the executive that is subject to the limit exceeds $1.0 million.  Performance-based compensation that meets the requirements of Section 162(m) (“qualified performance-based compensation”) is not subject to this limit and is fully deductible by Colonial Financial Services, Inc.  “Qualified performance-based compensation” is compensation that is subject to a number of requirements such as stockholder approval of possible performance goals, and objective quantification of those goals in advance.  Stock options available for award under the Equity Incentive Plan will be considered “qualified performance-based compensation” even if such awards vest solely due to the passage of time during the performance of services.  Restricted stock awards that vest upon the attainment of performance measurements may also qualify as qualified performance-based compensation.  Accordingly, if an award is not exempt from Section 162(m), income recognized on such award by a covered employee will be subject to the $1.0 million deduction limit on compensation.

In the case of performance-based awards granted to a covered employee that are not distributed until after the covered employee’s retirement or other termination of employment, the $1.0 million deduction limit will not apply and the award will be fully deductible.  Performance awards may provide for accelerated vesting upon death, disability, or a change in control and still be considered exempt from the $1.0 million deduction limit.  The Equity Incentive Plan is designed so that stock options and performance-based restricted stock awards that are subject to performance goals may qualify as qualified Performance-Based Compensation that is not subject to the $1.0 million deduction limit.  Colonial Financial Services, Inc. expects that the Committee will take these deduction limits into account in setting the size and the terms and conditions of awards.  However, the Committee may decide to grant awards that result in executive compensation that exceeds the deduction limit.

Tax Advice. The preceding discussion is based on federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the Equity Incentive Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the Equity Incentive Plan. Colonial Financial Services, Inc. suggests that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Accounting Treatment

Under Financial Accounting Standards Board Accounting Standards Codification Topic 718, Colonial Financial Services, Inc. is required to recognize compensation expense on its income statement over the requisite service period or performance period based on the grant date fair value of stock options and other equity-based compensation (such as restricted stock).

Awards to be Granted

The Board of Directors adopted the Equity Incentive Plan, and the Compensation Committee intends to meet after stockholder approval to determine the specific terms of the awards, including the allocation of awards to executive officers, employees and non-employee directors.  At the present time, no specific determination has been made as to the grant or allocation of awards.

Required Vote and Recommendation of the Board

In order to approve the Equity Incentive Plan, the proposal must receive the affirmative vote of a majority of the votes cast at the annual meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2011 EQUITY INCENTIVE PLAN.

STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in the proxy materials for next year’s annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at Colonial Financial Services, Inc.’s executive office, 2745 S. Delsea Drive, Vineland, New Jersey 08360, no later than March 16, 2012.  Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED
AT AN ANNUAL MEETING

Our Bylaws provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting of stockholders. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board of Directors, Colonial Financial Services, Inc.’s Secretary must receive written notice not earlier than the 90th day nor later than the 80th day prior to the date of the annual meeting; provided, however, that in the event that less than 90 days’ notice or prior public disclosure of the date of the annual meeting is provided to stockholders, then, to be timely, notice by the stockholder must be so received not later than the tenth day following the day on which public announcement of the date of such meeting is first made.

The notice with respect to stockholder proposals that are not nominations for director must set forth as to each matter such stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address of such stockholder as they appear on Colonial Financial Services, Inc.’s books and of the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class or series and number of shares of capital stock of Colonial Financial Services, Inc. which are owned beneficially or of record by such stockholder and such beneficial owner; (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business; and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

The notice with respect to director nominations must include (i) as to each individual whom the stockholder proposes to nominate for election as a director, (A) all information relating to such person that would indicate such person’s qualification under Article 2, Section 12 of Colonial Financial Services, Inc.’s Bylaws, including an affidavit that such person would not be disqualified under the provisions of Article 2, Section 12 of the Bylaws and (B) all other information relating to such individual that is required to be disclosed in connection with solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation; and (ii) as to the stockholder giving the notice, (A) the name and address of such stockholder as they appear on the Corporation’s books and of the beneficial owner, if any, on whose behalf the nomination is made; (B) the class or series and number of shares of capital stock of Colonial Financial Services, Inc. which are owned beneficially or of record by such stockholder and such beneficial owner; (C) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder; (D) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and (E) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act or any successor rule or regulation.  Such notice must be accompanied by a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected.

The 2012 annual meeting of stockholders is expected to be held May 17, 2012.  Advance written notice for certain business, or nominations to the Board of Directors, to be brought before the next annual meeting must be given to us no earlier than February 16, 2012 and no later than February 27, 2012.  If notice is received before February 16, 2012 or after February 27, 2012, it will be considered untimely, and we will not be required to present the matter at the stockholders meeting.

Nothing in this proxy statement shall be deemed to require us to include in our proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

OTHER MATTERS

The board of directors is not aware of any business to come before the Annual Meeting other than the matters described above in the Proxy Statement.  However, if any matters should properly come before the Annual Meeting, it is intended that the board of directors, as holders of the proxies, will act as determined by a majority vote.

MISCELLANEOUS

The cost of solicitation of proxies will be borne by Colonial Financial Services, Inc.  Colonial Financial Services, Inc. will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock.  In addition to solicitations by mail, directors, officers and regular employees of Colonial Financial Services, Inc. may solicit proxies personally or by telephone without additional compensation.

A COPY OF COLONIAL FINANCIAL SERVICES, INC.’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2010 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, 2745 S. DELSEA DRIVE, VINELAND, NEW JERSEY 08360 OR BY CALLING (856) 205-0058.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

Colonial Financial Services, Inc.’s Proxy Statement, including the Notice of the Annual Meeting of Stockholders, and the 2010 Annual Report to Stockholders are each available on the Internet at www.cfpproxy.com/6859.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Joseph M. Sidebotham

Joseph M. Sidebotham
Corporate Secretary
Vineland, New Jersey
July 14, 2011

Appendix A

COLONIAL FINANCIAL SERVICES, INC.

2011 EQUITY INCENTIVE PLAN

ARTICLE 1 – GENERAL

Section 1.1          Purpose, Effective Date and Term.  The purpose of the Colonial Financial Services, Inc. 2011 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of Colonial Financial Services, Inc. (the “Company”), and its Subsidiaries, including Colonial Bank, FSB (the “Bank”), by providing a means to attract, retain and reward individuals who contribute to such success and to further align their interests with those of the Company’s stockholders.  The “Effective Date” of the Plan shall be the date the Plan is implemented by the Board subsequent to the satisfaction of the applicable shareholder approval requirements.  The Plan shall remain in effect as long as any Awards are outstanding; provided, however, that no Awards may be granted under the Plan after the ten-year anniversary of the Effective Date.

Section 1.2          Administration.  The Plan shall be administered by the Compensation Committee of the Company’s Board of Directors (the “Committee”), in accordance with Section 5.1.

Section 1.3          Participation.  Each Employee or Director of the Company or any Subsidiary of the Company who is granted an Award in accordance with the terms of the Plan shall be a “Participant” in the Plan.  Awards shall be limited to Employees and Directors of the Company or any Subsidiary.

Section 1.4          Definitions.  Capitalized terms used in this Plan are defined in Article 8 and elsewhere in this Plan.

ARTICLE 2 - AWARDS

            Section 2.1          General.  Any Award under the Plan may be granted singularly or in combination with another Award (or Awards).  Each Award under the Plan shall be subject to the terms and conditions of the Plan and such additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to such Award and as evidenced in the Award Agreement.  Subject to the provisions of Section 2.8, an Award may be granted as an alternative to or replacement of an existing Award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation the plan of any entity acquired by the Company or any Subsidiary.  The types of Awards that may be granted under the Plan include:

 (a)           Stock Options.  A Stock Option means a grant under Section 2.2 that represents the right to purchase shares of Stock at an Exercise Price established by the Committee.  Any Stock Option may be either an Incentive Stock Option (an “ISO”) that is intended to satisfy the requirements applicable to an “Incentive Stock Option” described in Code Section 422(b), or a Non-Qualified Stock Option (a “Non-Qualified Option”) that is not intended to be an ISO; provided, however, that no ISOs may be granted: (i) after the ten-year anniversary of the Effective Date; or (ii)  to a non-Employee.  Unless otherwise specifically provided by its terms, any Stock Option granted to an Employee under this Plan shall be an ISO.  Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option.  In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify such Stock Option from ISO treatment such that it shall become a Non-Qualified Option; provided, however, that any such modification shall be ineffective if it causes the Award to be subject to Code Section 409A (unless, as modified, the Award complies with Code Section 409A).

 (b)           Restricted Stock.  Restricted Stock means a grant of shares of Stock under Section 2.3 or under Section 2.4 with respect to shares intended to be performance based compensation, for no consideration or such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan, subject to a vesting schedule or the satisfaction of market conditions or performance conditions.

Section 2.2          Stock Options.

(a)           Grant of Stock Options.  Each Stock Option shall be evidenced by an Award Agreement that shall: (i) specify the number of Stock Options covered by the Award; (ii) specify the date of grant of the Stock Option; (iii) specify the vesting period or conditions to vesting; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe.

(b)           Terms and Conditions.  A Stock Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall a Stock Option expire later than ten years after the date of its grant (or five years with respect to ISOs granted to an Employee who is a 10% Stockholder).  The “Exercise Price” of each Stock Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; provided further, that the Exercise Price may be higher or lower in the case of Stock Options granted or exchanged in replacement of existing Awards held by an Employee or Director of an acquired entity.  The payment of the Exercise Price of a Stock Option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including:  (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (iii) by a net settlement of the Stock Option, using a portion of the shares obtained on exercise in payment of the Exercise Price of the Stock Option; (iv) by personal, certified or cashiers’ check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination thereof.  The total number of shares that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share.

Section 2.3          Restricted Stock.

(a)           Grant of Restricted Stock.  Each Restricted Stock Award shall be evidenced by an Award Agreement that shall: (i) specify the number of shares of Stock covered by the Restricted Stock Award; (ii) specify the date of grant of the Restricted Stock Award; (iii) specify the vesting period; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company, as the Committee may, in its discretion, prescribe. All Restricted Stock Awards (other than those subject to performance-based vesting conditions under Section 2.4 hereof) shall be in the form of issued and outstanding shares of Stock that shall be either: (x) registered in the name of the Participant and held by the Company, together with a stock power executed by the Participant in favor of the Company, pending the vesting or forfeiture of the Restricted Stock; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following legend:

The Stock evidenced hereby is subject to the terms of an Award Agreement with Colonial Financial Services, Inc. dated [Date], made pursuant to the terms of the Colonial Financial Services, Inc. 2011 Equity Incentive Plan, copies of which are on file at the executive offices of Colonial Financial Services, Inc., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Award Agreement, or such other restrictive legend as the Committee, in its discretion, may specify.  The Committee, in its sole discretion, may elect not to issue shares pursuant to performance-based Restricted Stock Awards until such awards become vested in whole or in part.  Notwithstanding the foregoing, the Company may in its sole discretion issue Restricted Stock in any other approved format (e.g., electronically) in order to facilitate the paperless transfer of such Awards.  In the event Restricted Stock is not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of such Awards.  Restricted Stock that is not issued in certificate form shall be subject to the same terms and conditions of the Plan as certificated shares, including the restrictions on transferability and the provision of a stock power executed by the Participant in favor of the Company, until the satisfaction of the conditions to which the Restricted Stock Award is subject.

(b)           Terms and Conditions.      Each Restricted Stock Award shall be subject to the following terms and conditions:

(i)           Dividends.   Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, any dividends or distributions declared and paid with respect to shares of Stock subject to the Restricted Stock Award, other than a stock dividend consisting of shares of Stock, shall be immediately distributed to the Participant.  If the Committee determines to delay the distribution of dividends to a Participant until the vesting of an Award of Restricted Stock, the Committee shall cause the dividend (and any earnings thereon) to be distributed to the Participant no later than two and one-half months following the date on which the Restricted Stock vests.  Any stock dividends declared on shares of Stock subject to a Restricted Stock Award shall be subject to the same restrictions and shall vest at the same time as the shares of Restricted Stock from which said dividends are derived.

(ii)          Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, voting rights with respect to the shares of Restricted Stock shall be exercised by the Participant in his or her discretion.

(iii)         Tender Offers and Merger Elections.  Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. Such a direction for any such shares of Restricted Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Participant is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee.  If no such direction is given, then the shares of Restricted Stock shall not be tendered.

Section 2.4          Performance-Based Compensation. The vesting of any Restricted Stock Award under the Plan that is intended to be “performance-based compensation” within the meaning of Code Section 162(m) shall be conditioned on the achievement of one or more objective performance measures, to the extent required by Code Section 162(m), as may be determined by the Committee.  At the discretion of the Committee, the vesting of any Stock Options also may be subject to the achievement of one or more objective performance measures, although such performance-based vesting is not necessary to satisfy the requirements of Code Section 162(m) with respect to Stock Options.  The grant of any Award and the establishment of performance measures that are intended to be performance-based compensation shall be made during the period required under Code Section 162(m) and shall comply with all applicable requirements of Code Section 162(m).

             (a)          Performance Measures.  Such performance measures may be based on any one or more of the following:

(i)            book value per share;

(ii)           tangible book value per share

(iii)          basic cash earnings per share;

(iv)          diluted earnings per share;

(v)           net income or net income before taxes;

(vi)          cash earnings;

(vii)         net interest income;

(viii)        non-interest income;

(ix)         general and administrative expense to average assets ratio;

(x)          cash general and administrative expense to average assets ratio;

(xi)          efficiency ratio;

(xii)         cash efficiency ratio;

(xiii)        return on average assets;

(xiv)        cash return on average assets;

(xv)         return on average stockholders’ equity;

(xvi)        cash return on average stockholders’ equity;

(xvii)       return on average tangible stockholders’ equity;

(xviii)      cash return on average tangible stockholders’ equity;

(xix)         core earnings;

(xx)          operating income;

(xxi)         operating efficiency ratio;

(xxii)        net interest rate margin;

(xxiii)      net interest rate spread;

(xxiv)      growth in assets, loans, or deposits;

(xxv)        loan production volume;

(xxvi)       non-performing loans;

(xxvii)       cash flow;

(xxviii)      strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management; or

(xxix)         any combination of the foregoing.

Performance measures may be based on the performance of the Company as a whole or on any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures.  The Committee may elect to use different performance measurements and shall have sole discretion in determining how performance measures are calculated.  In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent identified in the audited financial statements of the Company, including footnotes, or in the Management’s Discussion and Analysis section of the Company’s annual report or in the Compensation Discussion and Analysis Section, if any, of the Company’s annual proxy statement:  (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting principles, regulations or laws; or (iv) mergers or acquisitions.  To the extent not specifically excluded, such effects shall be included in any applicable performance measure.  The Committee also may exclude other items in its sole discretion in establishing and calculating performance measures, which may include, but not be limited to, the effect of dividends and the expense of Restricted Stock Awards.

(b)           Adjustments.  Pursuant to this Section 2.4, in certain circumstances the Committee may adjust performance measures; provided, however, no adjustment may be made with respect to an Award that is intended to be performance-based compensation within the meaning of Code Section 162(m), except to the extent the Committee exercises such negative discretion as is permitted under applicable law for purposes of an exception under Code Section 162(m).  If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate.  If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

(c)           Treatment on Retirement.  Notwithstanding anything herein to the contrary, no Restricted Stock Award that is intended to be considered performance-based compensation under Code Section 162(m) shall be granted under terms that will permit its accelerated vesting upon Retirement or other termination of Service (other than death or, Disability).  Notwithstanding anything to the contrary herein, in the sole discretion of the Committee exercised at the time of grant of an Award under this Section 2.4, in the event of Retirement of a Participant during the performance period, the Award Agreement may provide for the vesting of all or a portion of such Award, so long as the vesting is not accelerated but shall occur at the end of the performance period, and will be prorated, based on the period of the Participant’s active employment and the level of achievement of the performance measures during the period of the Participant’s active employment.

Section 2.5          Vesting of Awards.  (a)     The Committee shall specify the vesting schedule or conditions of each Award.  Unless otherwise specified by the Committee and set forth in an Award Agreement between the Company and the Participant or as set forth in an employment agreement entered into by and between the Company and/or the Bank and an Employee, Awards under the Plan shall be granted with a vesting rate not exceeding 20% per year, with the first installment vesting one year after the date of grant.  If the right to become vested in an Award under the Plan (including the right to exercise a Stock Option) is conditioned on the completion of a specified period of Service with the Company or its Subsidiaries, without achievement of performance measures or other performance objectives being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, then the required period of Service for full vesting shall be determined by the Committee and evidenced in the Award Agreement (subject to acceleration of vesting, to the extent permitted by the Committee, including in the event of the Participant’s death, Disability, Retirement or Involuntary Termination of Employment following a Change in Control).  Unless otherwise provided by the Committee, Service as a director emeritus or advisory director shall constitute Service for purposes of vesting.

(b)         Notwithstanding Section 2.8 and Article 4 hereof, other than with respect to Restricted Stock or Stock Options subject to performance-based vesting conditions of Section 2.4, the Committee may determine that all Stock Options then held by the Participant shall become fully exercisable (subject to the expiration provisions otherwise applicable to the Stock Option) and all Restricted Stock Awards described in Section 2.1(b) shall be fully earned and vested immediately.

Section 2.6          Deferred Compensation.  If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A.  Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section 2.6 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A.  A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action.  Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.

Section 2.7          Prohibition Against Option Repricing.  Except for adjustments pursuant to Section 3.3, and reductions of the Exercise Price approved by the Company’s stockholders, neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Stock Option’s in-the-money value or in exchange for Stock Options or other Awards) or replacement grants, or other means.

Section 2.8.         Effect of Termination of Service on Awards. The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award or the Plan and, in so doing, may make distinctions based upon, among other things, the cause of Termination of Service and type of Award.   Unless otherwise specified by the Committee and set forth in an Award Agreement between the Company and the Participant or as set forth in an employment agreement entered into by and between the Company and/or the Bank and an Employee, the following provisions shall apply to each Award granted under this Plan:

(a)           Upon a Participant’s Termination of Service for any reason other than Disability, death or termination for Cause, Stock Options shall be exercisable only as to those shares that were immediately exercisable by such Participant at the date of termination, and Stock Options may be exercised only for a period of three months following termination (and for a period of one year following termination upon Retirement) and any Restricted Stock that has not vested as of the date of Termination of Service shall expire and be forfeited.

(b)          In the event of a Termination of Service for Cause, all Stock Options granted to a Participant that have not been exercised and all Restricted Stock granted to a Participant that has not vested shall expire and be forfeited.

(c)           Upon Termination of Service for reason of Disability or death, and if specifically provided by the Committee, upon Retirement (except in the case of Restricted Stock Awards subject to Section 2.4 hereof) all Stock Options shall be exercisable as to all shares subject to an outstanding Award, whether or not then exercisable, and all Restricted Stock shall vest as to all shares subject to an outstanding Award, whether or not otherwise immediately vested, at the date of Termination of Service.  Vested Stock Options may be exercised for a period of one year following Termination of Service due to death, Disability or Retirement; provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three months following Termination of Service due to Retirement or one year following Termination of Service due to Disability and provided, further, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three months of Termination of Service.

(d)          Notwithstanding anything herein to the contrary, no Stock Option shall be exercisable beyond the last day of the original term of such Stock Option.

(e)          Notwithstanding the provisions of this Section 2.8, the effect of a Change in Control on the vesting/exercisability of Stock Options and Restricted Stock is as set forth in Article 4.

ARTICLE 3 - SHARES SUBJECT TO PLAN

Section 3.1          Available Shares.  The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.

Section 3.2          Share Limitations.

(a)           Share Reserve.  Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to three-hundred twenty-one thousand, three hundred (321,300) shares of Stock.  The maximum number of shares of Stock that may be delivered pursuant to the exercise of Stock Options (all of which may be granted as ISOs) is two-hundred, twenty-nine thousand, five hundred (229,500) shares of Stock.  The maximum number of shares of Stock, in the aggregate, that may be subject to Stock Options granted to any one Employee during any calendar year shall not exceed eighty-thousand, three hundred and twenty five (80,325).  The maximum number of shares of Stock that may be issued as Restricted Stock Awards is ninety-one thousand, eight hundred (91,800) shares of Stock.  The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.3.

(b)           Computation of Shares Available.  For purposes of this Section 3.2 and in connection with the granting of a Stock Option or Restricted Stock, the number of shares of Stock available for the granting of additional Stock Options and Restricted Stock shall be reduced by the number of shares of Stock in respect of which the Stock Option or Restricted Stock is granted or denominated.  To the extent any shares of Stock covered by an Award (including Restricted Stock) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.  To the extent (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price, or (ii) shares of Stock are withheld to satisfy withholding taxes upon exercise or vesting of an Award granted hereunder, the number of shares of Stock available shall be reduced by the gross number of Stock Options exercised rather than by the net number of shares of Stock issued.

Section 3.3          Corporate Transactions.

(a)           General. In the event any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any Award granted under the Plan, then the Committee shall, in an equitable manner, adjust any or all of (i) the number and kind of securities deemed to be available thereafter for grants of Stock Options  and Restricted Stock in the aggregate to all Participants and individually to any one Participant, (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Stock Options and Restricted Stock, and (iii) the Exercise Price of Stock Options.  In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Stock Options and Restricted Stock (including, without limitation, cancellation of Stock Options and Restricted Stock in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Stock Options and Restricted Stock using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. Unless otherwise determined by the Committee, any such adjustment to an Award intended to qualify as “performance-based compensation” shall conform to the requirements of Code Section 162(m) and the regulations thereunder then in effect.

(b)           Merger in which Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant and prior to the consummation of such merger, consolidation or other business reorganization, any Stock Options granted under the Plan which remain outstanding shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger; provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Stock Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the Stock Option being canceled.

Section 3.4          Delivery of Shares.  Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a)           Compliance with Applicable Laws.  Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any securities exchange or similar entity.

(b)           Certificates.  To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

ARTICLE 4 - CHANGE IN CONTROL

Section 4.1          Consequence of a Change in Control.  Subject to the provisions of Section 2.5 (relating to vesting and acceleration) and Section 3.3 (relating to the adjustment of shares), and except as otherwise provided in the Plan or as determined by the Committee and set forth in the terms of any Award Agreement or as set forth in an employment agreement entered into by and between the Company and/or the Bank and an Employee:

(a)           At the time of an Involuntary Termination of Employment (as defined in Section 8.1) (or, as to a Director, Termination of Service as a Director) following a Change in Control, all Stock Options then held by the Participant shall become fully exercisable (subject to the expiration provisions otherwise applicable to the Stock Option).

(b)           At the time of an Involuntary Termination of Employment (as defined in Section 8.1) (or, as to a Director, Termination of Service as a Director) following a Change in Control, all Awards of Restricted Stock described in Section 2.1(b) shall be fully earned and vested immediately.  Notwithstanding the above, any Awards the vesting of which are based on satisfaction of performance-based conditions will be vested as specified in subsection (c) hereof.

(c)           In the event of a Change in Control, any performance measure attached to an Award under the Plan shall be deemed satisfied as of the date of the Change in Control.

Section 4.2          Definition of Change in Control.  For purposes of the Plan, unless otherwise provided in an Award Agreement, a “Change in Control” shall be deemed to have occurred upon the earliest to occur of the following:

(a)            Merger:  The Company or the Bank merges into or consolidates with another entity, or merges another bank or corporation into the Company or the Bank, and as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company or the Bank immediately before the merger or consolidation;

(b)            Acquisition of Significant Share Ownership:  There is filed, or is required to be filed, a report on Schedule 13D or another form or schedule (other than Schedule 13G) required under Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended, if the schedule discloses that the filing person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s or the Bank’s voting securities; provided, however, this clause (b) shall not apply to beneficial ownership of the Company’s or the Bank’s voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns 50% or more of its outstanding voting securities;

(c)           Change in Board Composition:  During any period of two consecutive years, individuals who constitute the Company’s or the Bank’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s or the Bank’s Board of Directors; provided, however, that for purposes of this clause (c), each director who is first elected by the Board (or first nominated by the Board for election by the stockholders) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period; or

(d)           Sale of Assets:  The Company or the Bank sells to a third party all or substantially all of its assets.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired beneficial ownership of more than the permitted amount of the then outstanding common stock or Voting Securities as a result of a change in the number of shares of Stock or Voting Securities then outstanding, which thereby increases the proportional number of shares beneficially owned by the Subject Person; provided, however, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Stock or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the beneficial owner of any additional Stock or Voting Securities which increases the percentage of the then outstanding Stock or Voting Securities beneficially owned by the Subject Person, then a Change in Control shall occur.  In the event that an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Change in Control, then with respect to such Award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.

ARTICLE 5 - COMMITTEE

Section 5.1          Administration. The Plan shall be administered by the members of the Compensation Committee of the Company who are Disinterested Board Members.  If the Committee consists of fewer than three Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least three Disinterested Board Members.  Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion to make or administer Awards that are made to Participants who at the time of consideration for such Award: (i) are persons subject to the short-swing profit rules of Section 16 of the Exchange Act, or (ii) are reasonably anticipated to be Covered Employees during the term of the Award.  The Board (or those members of the Board who are “independent directors” under the corporate governance statutes or rules of any national securities exchange on which the Company lists its securities) may, in its discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

Section 5.2          Powers of Committee.  The administration of the Plan by the Committee shall be subject to the following:

(a)          the Committee will have the authority and discretion to select from among the Company’s and its Subsidiaries’ Employees and Directors those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards (subject to the restrictions imposed by Article 6) to cancel or suspend Awards and to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award.

(b)          The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c)           The Committee will have the authority to define terms not otherwise defined herein.

(d)           Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

(e)           In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the charter and bylaws of the Company and applicable corporate law.

Section 5.3          Delegation by Committee.  Except to the extent prohibited by applicable law, the applicable rules of a stock exchange or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act or Code Section 162(m), the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including:  (a) delegating to a committee of one or more members of the Board who are not “outside directors” within the meaning of Code Section 162(m), the authority to grant Awards under the Plan to eligible persons who are not persons with respect to whom the Company wishes to comply with Code Section 162(m); and/or (b) delegating to a committee of one or more members of the Board who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act.   The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted.  Any such allocation or delegation may be revoked by the Committee at any time.

Section 5.4          Information to be Furnished to Committee.  As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties.  The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect.  Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 5.5          Committee Action.   The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

ARTICLE 6 - AMENDMENT AND TERMINATION

Section 6.1          General.  The Board may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.6, Section 3.3 and Section 6.2) may cause the Award to violate Code Section 409A, may cause the repricing of a Stock Option or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.3, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) above is approved by the Company’s stockholders.

Section 6.2          Amendment to Conform to Law and Accounting Changes.  Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the SEC or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company.  By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 or Section 2.6 to any Award granted under the Plan without further consideration or action.

ARTICLE 7 - GENERAL TERMS

Section 7.1          No Implied Rights.

(a)           No Rights to Specific Assets.  Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan.  A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b)           No Contractual Right to Employment or Future Awards.  The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan.  No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.

(c)           No Rights as a Stockholder.  Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

Section 7.2          Transferability.  Except as otherwise so provided by the Committee, ISOs under the Plan are not transferable except (i) as designated by the Participant by will or by the laws of descent and distribution, (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust, or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of this Section 7.2(iii), the Stock Option shall not qualify as an ISO as of the day of such transfer.  The Committee shall have the discretion to permit the transfer of Stock Options (other than ISOs) under the Plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant.

Awards of Restricted Stock shall not be transferable prior to the time that such Awards vest in the Participant.

Section 7.3          Designation of Beneficiaries.  A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation (“Beneficiary Designation”).  Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

Section 7.4          Non-Exclusivity.  Neither the adoption of this Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of Restricted Stock or Stock Options otherwise than under the Plan or an arrangement that is or is not intended to qualify under Code Section 162(m), and such arrangements may be either generally applicable or applicable only in specific cases.

Section 7.5          Award Agreement.  Each Award granted under the Plan shall be evidenced by an Award Agreement signed by the Participant.  A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant.

Section 7.6          Form and Time of Elections/Notification under Section 83(b).  Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.  Notwithstanding anything herein to the contrary, the Committee may, on the date of grant or at a later date, as applicable, prohibit an individual from making an election under Code Section 83(b).  If the Committee has not prohibited an individual from making this election, an individual who makes this election shall notify the Committee of the election immediately upon filing notice of the election with the Internal Revenue Service.  This requirement is in addition to any filing and notification required under the regulations issued under the authority of Code Section 83(b).

Section 7.7          Evidence.  Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.8          Tax Withholding.  Where a Participant is entitled to receive shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require such Participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to such vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in an Award Agreement, a Participant shall have the right to direct the Company to satisfy the minimum required federal, state and local tax withholding by: (i) with respect to a Stock Option settled in stock, reducing the number of shares of Stock subject to the Stock Option (without issuance of such shares of Stock to the Stock Option holder) by a number equal to the quotient of (a) the total minimum amount of required tax withholding divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; and (ii) with respect to Restricted Stock, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting that would satisfy the minimum amount of required tax withholding.  Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an award under Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 718 (formerly, FAS 123R) is an adverse consequence), a Participant who is not required to have taxes withheld may require the Company to withhold in accordance with the preceding sentence as if the Award were subject to minimum tax withholding requirements.

Section 7.9          Action by Company or Subsidiary.  Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of the Company or such Subsidiary.

Section 7.10        Successors.  All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 7.11        Indemnification.  To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company, shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute or regulation.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Section 7.12        No Fractional Shares.  Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award.  The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

Section 7.13        Governing Law.  The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of New Jersey without reference to principles of conflict of laws, except as superseded by applicable federal law.  The federal and state courts located in the State of New Jersey, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan.  By accepting any award under this Plan, each Participant and any other person claiming any rights under the Plan agrees to submit himself and any legal action that the Participant brings under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 7.14        Benefits Under Other Plans.  Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer.  The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 7.15        Validity.  If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.

Section 7.16        Notice.  Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office.  Such notices, demands, claims and other communications shall be deemed given:

(a)           in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

(b)           in the case of certified or registered U.S. mail, five days after deposit in the U.S. mail; or

(c)           in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.

In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service.  Communications that are to be delivered by U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Chief Operating Officer and to the Corporate Secretary.

Section 7.17        Forfeiture Events.

(a)           The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award.  Such events include, but are not limited to, termination of employment for cause, termination of the Participant’s provisions of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.

(b)           If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, any Participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement.

In addition, in the event of an accounting restatement, the Committee, in its sole and exclusive discretion, may require that any Participant reimburse the Company for all or any part of the amount of any payment in settlement of any Award granted hereunder.

ARTICLE 8 - DEFINED TERMS; CONSTRUCTION

Section 8.1          In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

(a)           “10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

(b)           “Award” means any Stock Option, Restricted Stock or any or all of them, or any other right or interest relating to stock or cash, granted to a Participant under the Plan.

(c)           “Award Agreement” means the document (in whatever medium prescribed by the Committee) which evidences the terms and conditions of an Award under the Plan.  Such document is referred to as an agreement, regardless of whether a Participant’s signature is required.

(d)           “Board” means the Board of Directors of the Company.

(e)          If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “Cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement.  In the absence of such a definition, “Cause” means (i) the conviction of the Participant of a felony or of any lesser criminal offense involving moral turpitude; (ii) the commission by the Participant of a criminal or other act that, in the judgment of the Board, will likely cause substantial economic damage to the Company or any Subsidiary or substantial injury to the business reputation of the Company or any Subsidiary; (iii) the commission by the Participant of an act of fraud in the performance of his duties on behalf of the Company or any Subsidiary; (iv) the continuing willful failure of the Participant to perform his duties to the Company or any Subsidiary (other than any such failure resulting from the Participant’s incapacity due to physical or mental illness) after written notice thereof; or (v) an order of a federal or state regulatory agency or a court of competent jurisdiction requiring the termination of the Participant’s Service with the Company.

(f)            “Change in Control” has the meaning ascribed to it in Section 4.2.

(g)           “Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(h)           “Code Section 409A” means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(i)            “Committee” means the Committee acting under Article 5.

(j)            “Covered Employee” has the meaning given the term in Code Section 162(m), and shall also include any other Employee who may become a Covered Employee before an Award vests, as the Committee may determine in its sole discretion.

(k)           “Director” means a member of the Board of Directors of the Company or a Subsidiary.

(l)           If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in such agreement.  In the absence of such a definition, “Disability” shall be defined in accordance with the Bank’s long-term disability plan.  To the extent that an Award hereunder is subject to Code Section 409A, “Disability” or “Disabled” shall mean that a Participant:  (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering the Company’s Employees.  Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a termination due to Disability has occurred.

(m)          “Disinterested Board Member” means a member of the Board who: (a) is not a current Employee of the Company or a Subsidiary; (b) is not a former employee of the Company who receives compensation for prior Services (other than benefits under a tax-qualified retirement plan) during the taxable year; (c) has not been an officer of the Company; (d) does not receive remuneration from the Company or a Subsidiary, either directly or indirectly, in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto; and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any national securities exchange on which the Company lists or seeks to list its securities.

(n)           “Employee” means any person employed by the Company or any Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.

(o)           “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(p)           “Excluded Transaction” means a plan of reorganization, merger, consolidation or similar transaction that would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving corporation or any parent thereof) at least 50% of the combined voting power of the Voting Securities of the entity surviving the plan of reorganization, merger, consolidation or similar transaction (or the parent of such surviving entity) immediately after such plan of reorganization, merger, consolidation or similar transaction.

(q)           “Exercise Price” means the price established with respect to a Stock Option pursuant to Section 2.2.

(r)            “Fair Market Value” means, with respect to a share of Stock on a specified date:

(i)           the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the shares of Stock are listed or admitted to trading, as of the close of the market in New York City and without regard to after-hours trading activity; or

(ii)           if the shares of Stock are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a share of Stock on such date, as of the close of the market in New York City and without regard to after-hours trading activity, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or

(iii)           if (i) and (ii) are not applicable, the Fair Market Value of a share of Stock as the Committee may determine in good faith and in accordance with Code Section 422 and the applicable requirements of Code Section 409A and the regulations promulgated thereunder.  For purposes of the exercise of a Stock Option, Fair Market Value on such date shall be the date a notice of exercise is received by the Company, or if not a day on which the market is open, the next day that it is open.

(s)          A termination of employment by an Employee Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events following a Change in Control: (a) the failure of the Company or Subsidiary to appoint or re-appoint or elect or re-elect the Employee Participant to the position(s) with the Company or Subsidiary held immediately prior to the Change in Control; (b) a material change in the functions, duties or responsibilities of the Employee Participant compared to those functions, duties or responsibilities in effect immediately prior to the Change in Control; (c) any reduction of the rate of the Employee Participant’s base salary in effect immediately prior to the Change in Control; (d) any failure (other than due to reasonable administrative error that is cured promptly upon notice) to pay any portion of the Employee Participant’s compensation as and when due; (e) any change in the terms and conditions of any compensation or benefit program in which the Employee Participant participated immediately prior to the Change in Control which, either individually or together with other changes, has a material adverse effect on the aggregate value of his total compensation package; or (f) a change in the Employee Participant’s principal place of employment, without his consent, to a place that is at least 30 miles further away from the Employee Participant’s principal residence prior to the Change in Control.

(t)           “Immediate Family Member” means with respect to any Participant: (a) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (b) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (c) a trust in which any combination of the Participant and persons described in section (a) and (b) above own more than 50% of the beneficial interests; (d) a foundation in which any combination of the Participant and persons described in sections (a) and (b) above control management of the assets; or (e) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (a) and (b) above control more than 50% of the voting interests.

(u)           “Incumbent Directors” means:

(i)           the individuals who, on the date hereof, constitute the Board; and

(ii)          any new Director whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended: (a) by the vote of at least two-thirds of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such approval or recommendation; or (b) by a Nominating Committee of the Board whose members were appointed by the vote of at least two-thirds of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such appointments

(v)           “Involuntary Termination of Employment” means the Termination of Service by the Company or Subsidiary (other than a termination for Cause) or termination of employment by a Participant Employee for Good Reason.

(w)          “ISO” has the meaning ascribed to it in Section 2.1(a).

(x)           “Non-Qualified Option” means the right to purchase shares of Stock that is either (i) granted to a Participant who is not an Employee, or (ii) granted to an Employee and either is not designated by the Committee to be an ISO or does not satisfy the requirements of Section 422 of the Code.

(y)           “Participant” means any individual who has received, and currently holds, an outstanding Award under the Plan.

(z)           “Restricted Stock” has the meaning ascribed to it in Section 2.3.

(aa)         “Retirement” means, unless otherwise specified in an Award Agreement, retirement from employment as an Employee on or after the attainment of age 65, or Termination of Service as a Director on or after the attainment of age 70, provided, however, that unless otherwise specified in an Award Agreement, an Employee who is also a Director shall not be deemed to have terminated due to Retirement until both Service as an Employee and Service as a Director has ceased.  A non-Employee Director will be deemed to have terminated due to Retirement under the provisions of this Plan only if the non-Employee Director has terminated Service on the Board(s) of Directors of the Company and any Subsidiary or affiliate in accordance with applicable Company policy, following the provision of written notice to such Board(s) of Directors of the non-Employee Director’s intention to retire.

(bb)        “SEC” means the United States Securities and Exchange Commission.

(cc)         “Securities Act” means the Securities Act of 1933, as amended from time to time.

(dd)        “Service” means service as an Employee, service provider, or non-employee Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director.

(ee)         “Stock” means the common stock of the Company, $0.01 par value per share.

(ff)          “Stock Option” means an ISO or a Non-Qualified Option.

(gg)        “Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than 50% of the capital or profits interests.

(hh)        “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director of, or service provider to, the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

(i)           The Participant’s cessation as an Employee or service provider shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

(ii)           The Participant’s cessation as an Employee or service provider shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services, provided such leave of absence does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract.  For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary.  If the period of leave exceeds six months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such six month period.  For purposes of this sub-section (II), to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).

(iii)          If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing Services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing Services.

(iv)          A service provider whose Services to the Company or a Subsidiary are governed by a written agreement with the service provider will cease to be a service provider at the time the term of such written agreement ends (without renewal); and a service provider whose Services to the Company or a Subsidiary are not governed by a written agreement with the service provider will cease to be a service provider on the date that is 90 days after the date the service provider last provides Services requested by the Company or any Subsidiary (as determined by the Committee).

(v)           Except to the extent Section 409A of the Code may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section (hh), the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred.  In the event that any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.6 hereof), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii).  For purposes of this Plan, a “Separation from Service” shall have occurred if the Bank and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than 50% of the average level of bona fide Services in the 36 months immediately preceding the Termination of Service.  If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, such payment or a portion of such payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.

(vi)         With respect to a Participant who is a director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director.  With respect to a Participant who is both an Employee and a Director, termination of employment as an Employee shall not constitute a Termination of Service for purposes of the Plan so long as the Participant continues to provide Service as a Director or director emeritus or advisory director.

(ii)           “Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

(jj)           “Whole Board” means the total number of Directors that the Company would have if there were no vacancies on the Board at the time the relevant action or matter is presented to the Board for approval.

Section 8.2          In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a)           actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

(b)           references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c)           in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

(d)           references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e)           indications of time of day means Eastern Standard Time;

(f)             “including” means “including, but not limited to”;

(g)           all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

(h)           all words used in this Plan will be construed to be of such gender or number as the circumstances and context require;

(i)           the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

(j)           any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k)           all accounting terms not specifically defined herein shall be construed in accordance with GAAP.

REVOCABLE PROXY

COLONIAL FINANCIAL SERVICES, INC.
ANNUAL MEETING OF STOCKHOLDERS
August 18, 2011

          The undersigned hereby appoints the official proxy committee, consisting of the Board of Directors, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (“Annual Meeting”) to be held at the executive offices of Colonial Bank FSB, 2745 S. Delsea Drive, Vineland, New Jersey 08360, on August 18, 2011, at 3:00 p.m. local time.  The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

		FOR	WITHHOLD	FOR ALL EXCEPT
1.	The election of Albert A. Fralinger, Jr. and John Fitzpatrick, CPA, each to serve for a three-year term.	☐	☐	☐

INSTRUCTION: To withhold your vote for one or more nominees, mark “For All Except” and write the name(s) of the nominee(s) on the line(s) below.

		FOR	AGAINST	ABSTAIN
2.	The ratification of the appointment of ParenteBeard LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2011.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
3.	The approval of the Colonial Financial Services, Inc. 2011 Equity Incentive Plan	☐	☐	☐

The Board of Directors recommends a vote “FOR” each of the listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS STATED ABOVE.  IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS.  AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.  This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a proxy statement dated July 14, 2011 and audited financial statements.

Dated:	☐	Check Box if You Plan to Attend Annual Meeting

PRINT NAME OF STOCKHOLDER		PRINT NAME OF STOCKHOLDER

SIGNATURE OF STOCKHOLDER		SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on this card.  When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

Please complete and date this proxy and return it promptly
in the enclosed postage-prepaid envelope.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS:  COLONIAL FINANCIAL SERVICES, INC.’S PROXY STATEMENT, INCLUDING THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS, AND THE 2010 ANNUAL REPORT TO STOCKHOLDERS ARE EACH AVAILABLE ON THE INTERNET AT WWW.CFPPROXY.COM/6859.